As filed with the Securities and Exchange Commission on or about February 27,
                                                                            1997

                                        Securities Act Registration No. 33-61358
                                Investment Company Act Registration No. 811-7656
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                                   FORM N-1A


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]
              Pre-Effective Amendment No.                              [ ]
                                           -------
              Post-Effective Amendment No.   10                        [X]
                                           -------

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
          Amendment No.   12                                           [X]
                        ------


                        (Check appropriate box or boxes)

                     STRONG CONSERVATIVE EQUITY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


        100 HERITAGE RESERVE
     MENOMONEE FALLS, WISCONSIN                             53051
(Address of Principal Executive Offices)                 (Zip Code)

      Registrant's Telephone Number, including Area Code:  (414) 359-3400

                                THOMAS P. LEMKE
                        STRONG CAPITAL MANAGEMENT, INC.
                              100 HERITAGE RESERVE
                       MENOMONEE FALLS, WISCONSIN  53051
                    (Name and Address of Agent for Service)


     Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Securities Act of 1933; the Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1996 was filed on or about December 26, 1996.

     It is proposed that this filing will become effective (check appropriate box).


           [ ]    immediately upon filing pursuant to paragraph (b) of Rule 485
           [X]    on March 1, 1997 pursuant to paragraph (b) of Rule 485
           [ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485
           [ ]    on (date) pursuant to paragraph (a)(1) of Rule 485
           [ ]    75 days after filing pursuant to paragraph (a)(2) of Rule 485
           [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

           [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



================================================================================

                     STRONG CONSERVATIVE EQUITY FUNDS, INC.

                             CROSS REFERENCE SHEET

                         STRONG AMERICAN UTILITIES FUND
                           STRONG EQUITY INCOME FUND
                         STRONG GROWTH AND INCOME FUND

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                                           CAPTION OR SUBHEADING IN PROSPECTUS OR
                 ITEM NO. ON FORM N-1A                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------  ----------------------------------------
PART A - INFORMATION REQUIRED IN PROSPECTUS
1. Cover Page                                              Cover Page

2. Synopsis                                                Expenses; Highlights

3. Condensed Financial Information                         Financial Highlights

4. General Description of Registrant                       Strong Conservative Equity Funds;
                                                           Investment Objectives and Policies;
                                                           Implementation of Policies and Risks;
                                                           About the Funds - Organization
5. Management of the Fund                                  About the Funds - Management; Financial
                                                           Highlights

5A.  Management's Discussion of Fund Performance           *

6. Capital Stock and Other Securities                      About the Funds - Organization, -
                                                           Distributions and Taxes; Shareholder
                                                           Manual - Shareholder Services

7. Purchase of Securities Being Offered                    Shareholder Manual - How to Buy Shares,

                                                           - Determining Your Share Price, -
                                                           Shareholder Services
8. Redemption or Repurchase                                Shareholder Manual - How to Sell Shares,
                                                           - Determining Your Share Price, -
                                                           Shareholder Services

9. Pending Legal Proceedings                               Inapplicable

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

10. Cover Page                                             Cover page

11. Table of Contents                                      Table of  Contents

12. General Information and History                        **

13. Investment Objectives and Policies                     Investment Restrictions; Investment
                                                           Policies and Techniques

14. Management of the Fund                                 Directors and Officers of the Funds


15.  Control Persons and Principal Holders of Securities   Principal Shareholders; Directors and
                                                           Officers of the Funds; Investment
                                                           Advisor, Subadvisor, and Distributor

                                                 CAPTION OR SUBHEADING IN PROSPECTUS OR
           ITEM NO. ON FORM N-1A                   STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------  -----------------------------------------------
16. Investment Advisory and Other Services   Investment Advisor, Subadvisor, and
                                             Distributor; About the Funds - Management (in
                                             Prospectus); Custodian; Transfer Agent and
                                             Dividend-Disbursing Agent; Independent
                                             Accountants; Legal Counsel

17. Brokerage Allocation and Other           Portfolio Transactions and Brokerage
    Practices

18. Capital Stock and Other Securities       Included in Prospectus under the heading About
                                             the Funds - Organization and in the Statement
                                             of Additional Information under the heading
                                             Shareholder Meetings
                                             Included in Prospectus under the headings:
                                             Shareholder Manual - How to Buy Shares,
                                             - Determining Your Share Price, - How to Sell
                                             Shares, - Shareholder Services; and in the
                                             Statement of Additional Information under the
                                             headings:  Additional Shareholder Information;
                                             Investment Advisor, Subadvisor, and

19. Purchase, Redemption and Pricing of      Distributor; and Determination of Net Asset
Securities Being Offered                     Value

20. Tax Status                               Included in Prospectus under the heading About
                                             the Funds - Distributions and Taxes; and in
                                             the Statement of Additional Information under
                                             the heading Taxes

21. Underwriters                             Investment Advisor, Subadvisor, and Distributor

22. Calculation of Performance Data          Performance Information

23. Financial Statements                     Financial Statements

*    Complete answer to Item is contained in Funds' Annual Report.
**   Complete answer to Item is contained in Funds' Prospectus.

                        STRONG CONSERVATIVE EQUITY FUNDS

STRONG ASSET ALLOCATION FUND                                  STRONG FUNDS
STRONG EQUITY INCOME FUND                                    P.O. Box 2936
STRONG AMERICAN UTILITIES FUND                  Milwaukee, Wisconsin 53201
STRONG TOTAL RETURN FUND                         Telephone: (414) 359-1400
STRONG GROWTH AND INCOME FUND                    Toll-Free: (800) 368-3863
                                                            Device for the
                                                         Hearing-Impaired:
                                                            (800) 999-2780


   The Strong Family of Funds ("Strong Funds") is a family of more than twenty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem, or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. The Strong Conservative Equity Funds are described in this Prospectus.



   This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Funds, dated March 1, 1997, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). This Statement, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number. If you would like to electronically access additional information about the Funds after reading the prospectus, you may do so by accessing the SEC's World Wide Web site (at http://www.sec.gov) that contains the Statement of Additional Information regarding the Funds and other related materials.


============================================================================


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------------------------------------------------------------------------


                                 March 1, 1997


                             ---------------------

                               PROSPECTUS PAGE I-1

                        STRONG CONSERVATIVE EQUITY FUNDS

   The Strong Asset Allocation Fund, Inc. and Strong Total Return Fund, Inc. are separately incorporated, diversified, open-end management investment companies. Strong American Utilities Fund is a non-diversified series, and Strong Equity Income Fund and Strong Growth and Income Fund are diversified series, of Strong Conservative Equity Funds, Inc., which is an open-end management investment company.

   STRONG ASSET ALLOCATION FUND (the "Asset Allocation Fund") seeks high total return consistent with reasonable risk over the long term. The Fund allocates its assets globally among a diversified portfolio of equity securities, bonds, and cash.

   STRONG EQUITY INCOME FUND (the "Equity Income Fund") seeks total return by investing for both income and capital growth. The Fund invests primarily in dividend-paying equity securities.

   STRONG AMERICAN UTILITIES FUND (the "American Utilities Fund") seeks total return by investing for both income and capital growth. The Fund invests primarily in the equity securities of public utility companies headquartered in the United States.

   STRONG TOTAL RETURN FUND (the "Total Return Fund") seeks high total return by investing for capital growth and income. Using a conservative approach to equity management, the Fund emphasizes investments in large- to medium-sized growth companies with steady or growing dividends.

   STRONG GROWTH AND INCOME FUND (the "Growth and Income Fund") seeks high total return by investing for capital growth and income. The Fund invests primarily in companies that pay current dividends and offer potential growth of earnings.

                             ---------------------

                               PROSPECTUS PAGE I-2

                               TABLE OF CONTENTS


EXPENSES................................     I-4
FINANCIAL HIGHLIGHTS....................     I-5
HIGHLIGHTS..............................     I-9
INVESTMENT OBJECTIVES AND POLICIES......    I-10
    Comparing the Funds............ I-11
    Strong Asset Allocation Fund... I-12
    Strong Equity Income Fund...... I-13
    Strong American Utilities
      Fund......................... I-13
    Strong Total Return Fund....... I-14
    Strong Growth and Income
      Fund......................... I-14
IMPLEMENTATION OF POLICIES AND RISKS....    I-15
ABOUT THE FUNDS.........................    I-27
SHAREHOLDER MANUAL......................    II-1
APPENDIX................................     A-1


   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                             ---------------------

                               PROSPECTUS PAGE I-3

                                    EXPENSES

   The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Funds, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases.............  NONE
Sales Load Imposed on Reinvested
  Dividends.................................  NONE
Deferred Sales Load.........................  NONE
Redemption Fees.............................  NONE
Exchange Fees...............................  NONE


   There are certain charges associated with retirement accounts and with certain other special shareholder services offered by the Funds. Additionally, purchases and redemptions may also be made through broker-dealers or other financial intermediaries who may charge a commission or other transaction fee for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")


                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)
  ----------------------------------------------------------------------------


                                                             Total
                         Management      Other     12b-1   Operating
         Fund               Fees       Expenses    Fees     Expenses
 Asset Allocation            .80%         .33%      NONE      1.13%
 Equity Income               .80          .52       NONE      1.32
 American Utilities          .75          .40       NONE      1.15
 Total Return                .80          .29       NONE      1.09
 Growth and Income           .80         1.12       NONE      1.92



   From time to time, the Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), may voluntarily waive its management fee and/or absorb certain expenses for a Fund. The expenses specified in the table above for the Funds are based on actual expenses incurred for the fiscal year ended October 31, 1996. For additional information concerning fees and expenses, see "About the Funds - Management."


                             ---------------------

                               PROSPECTUS PAGE I-4

   EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
  ----------------------------------------------------------------------------


                       Period (in years)
       Fund          1     3     5      10
Asset Allocation    $12   $36   $ 62   $137
Equity Income        13    42     72    159
American Utilities   12    37     63    140
Total Return         11    35     60    133
Growth and Income    19    60    104    224


----------------------------------------------------------------------------

   The Example is based on each Fund's "Total Operating Expenses," as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Fund's shares.

                              FINANCIAL HIGHLIGHTS


   The following annual Financial Highlights for each of the Funds has been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their report for the fiscal year ended October 31, 1996 is included in the Funds' Annual Report that is contained in the Funds' Statement of Additional Information. The Financial Highlights for the Funds should be read in conjunction with the Financial Statements and related notes included in the Funds' Annual Report. Additional information about each Fund's performance is contained in the Funds' Annual Report, which may be obtained without charge by calling or writing Strong Funds. The following presents information relating to a share of common stock of each of the Funds, outstanding for the entire period ended as indicated.


                             ---------------------

                               PROSPECTUS PAGE I-5

                                           -----------------------------------------------------------------------------
                                           STRONG ASSET ALLOCATION FUND
                                           10-31-96   10-31-95(1)   12-31-94   12-31-93   12-31-92   12-31-91   12-31-90
                                           --------   -----------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD       $  20.31    $  17.91     $  19.06   $  18.49   $  19.68   $  17.50   $  18.41
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                        0.78        0.66         0.70       0.82       0.87       0.94       1.12
  Net Realized and Unrealized Gains
    (Losses) on Investments                    1.05        2.32        (0.99)      1.81      (0.25)      2.41      (0.65)
                                           --------    --------     --------   --------   --------   --------   --------
Total from Investment Operations               1.83        2.98        (0.29)      2.63       0.62       3.35       0.47
LESS DISTRIBUTIONS
  From Net Investment Income                  (0.84)      (0.58)       (0.70)     (0.82)     (0.87)     (0.97)     (1.38)
  From Net Realized Gains                     (1.18)         --           --      (1.24)     (0.94)     (0.20)        --
  In Excess of Net Realized Gains                --          --        (0.16)        --         --         --         --
  Return of Capital                              --          --           --         --         --         --         --
                                           --------    --------     --------   --------   --------   --------   --------
Total Distributions                           (2.02)      (0.58)       (0.86)     (2.06)     (1.81)     (1.17)     (1.38)
                                           --------    --------     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD             $  20.12    $  20.31     $  17.91   $  19.06   $  18.49   $  19.68   $  17.50
                                           ========    ========     ========   ========   ========   ========   ========
TOTAL RETURN                                  +9.5%      +16.8%        -1.5%     +14.5%      +3.2%     +19.6%      +2.8%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (In Thousands)                           $263,170    $260,722     $248,647   $254,439   $208,368   $214,951   $203,562
Ratio of Expenses to Average
  Net Assets                                   1.1%        1.2%*        1.2%       1.2%       1.2%       1.3%       1.3%
Ratio of Net Investment Income
  to Average Net Assets                        3.9%        4.1%*        3.8%       4.2%       4.4%       5.1%       6.1%
Portfolio Turnover Rate                      446.7%      326.8%       359.7%     348.3%     320.4%     418.4%     319.6%
Average Commission Rate Paid(2)            $ 0.0469

                                           ------------------------------
                                           STRONG ASSET ALLOCATION FUND
                                           12-31-89   12-31-88   12-31-87
                                           --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD       $  17.57   $  17.60   $  22.18
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                        1.22       1.39       0.85
  Net Realized and Unrealized Gains
    (Losses) on Investments                    0.73       0.19      (0.70)
                                           --------   --------   --------
Total from Investment Operations               1.95       1.58       0.15
LESS DISTRIBUTIONS
  From Net Investment Income                  (0.97)     (1.38)     (1.78)
  From Net Realized Gains                     (0.14)        --      (2.95)
  In Excess of Net Realized Gains                --         --         --
  Return of Capital                              --      (0.23)        --
                                           --------   --------   --------
Total Distributions                           (1.11)     (1.61)     (4.73)
                                           --------   --------   --------
NET ASSET VALUE, END OF PERIOD             $  18.41   $  17.57   $  17.60
                                           ========   ========   ========
TOTAL RETURN                                 +11.2%      +9.2%      -0.3%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (In Thousands)                           $240,549   $256,089   $272,899
Ratio of Expenses to Average
  Net Assets                                   1.3%       1.2%       1.1%
Ratio of Net Investment Income
  to Average Net Assets                        6.6%       7.5%       4.2%
Portfolio Turnover Rate                      206.5%     426.2%     336.5%
Average Commission Rate Paid(2)


 * Calculated on an annualized basis.

(1) Total return and portfolio turnover rate are not annualized.


(2) Disclosure required, effective for reporting periods beginning after September 1, 1995.


                             ---------------------

                               PROSPECTUS PAGE I-6

[CAPTION]

                                                                                                                        STRONG
                                                                                                         STRONG         GROWTH
                                                                                                         EQUITY           AND
                                                                                                         INCOME         INCOME
                                                          STRONG AMERICAN UTILITIES FUND                  FUND           FUND
                                               10-31-96      10-31-95(1)    12-31-94    12-31-93(2)    10-31-96(2)    10-31-96(2)
                                               --------        -------      --------      -------       --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD           $  11.73        $  9.46      $  10.19      $ 10.00       $  10.00       $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.40           0.27          0.46         0.18           0.12           0.04
  Net Realized and Unrealized Gains (Losses)
    on
    Investments                                    0.90           2.25         (0.73)        0.27           2.02           2.38
                                               --------        -------      --------      -------       --------       --------
Total from Investment Operations                   1.30           2.52         (0.27)        0.45           2.14           2.42
LESS DISTRIBUTIONS
  From Net Investment Income                      (0.39)         (0.25)        (0.46)       (0.18)         (0.11)         (0.04)
  From Net Realized Gains                            --             --            --        (0.05)            --             --
  In Excess of Net Realized Gains                    --             --            --        (0.03)            --             --
                                               --------        -------      --------      -------       --------       --------
Total Distributions                               (0.39)         (0.25)        (0.46)       (0.26)         (0.11)         (0.04)
                                               --------        -------      --------      -------       --------       --------
NET ASSET VALUE, END OF PERIOD                 $  12.64        $ 11.73      $   9.46      $ 10.19       $  12.03       $  12.38
                                               ========        =======      ========      =======       ========       ========
TOTAL RETURN                                     +11.2%         +26.9%         -2.6%        +4.5%         +21.5%         +24.2%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (In Thousands)                               $122,486        $91,696      $ 37,944      $32,457       $ 28,723       $ 17,990
Ratio of Expenses to Average Net Assets            1.2%           1.2%*         0.5%         0.0%*          1.3%*          1.9%*
Ratio of Expenses to Average
  Net Assets, Without Waivers and Absorptions      1.2%           1.2%*         1.6%         1.4%*          1.3%*          1.9%*
Ratio of Net Investment Income
  to Average Net Assets                            3.2%           3.4%*         4.8%         5.6%*          1.6%*          0.6%*
Portfolio Turnover Rate                           84.0%          56.4%        105.4%        89.3%         158.3%         174.1%
Average Commission Rate Paid(3)                $ 0.0599                                                 $ 0.0633       $ 0.0667


 *
Calculated on an annualized basis.

(1)


Total return and portfolio turnover rate are not annualized.


(2)
Inception dates for the American Utilities, Equity Income, and Growth and Income Funds are July 1, 1993, December 29, 1995, and December 29, 1995, respectively. Total return and portfolio turnover rate are not annualized.


(3)
Disclosure required, effective for reporting periods beginning after September 1, 1995.


                             ---------------------

                               PROSPECTUS PAGE I-7

--------------------------------------------------------------------------------

                                                                  STRONG TOTAL RETURN FUND
                                       10-31-96   10-31-95(1)   12-31-94   12-31-93   12-31-92   12-31-91    12-31-90
                                       --------   -----------   --------   --------   --------   --------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD   $  28.02    $  23.62     $  24.30   $  20.17   $  20.24   $  15.34   $    17.72
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                    0.24        0.26         0.25       0.33       0.18       0.22         0.95
  Net Realized and Unrealized Gains
    (Losses) on Investments                4.65        4.41        (0.59)      4.18      (0.08)      4.90        (2.19)
                                       --------    --------     --------   --------   --------   --------   ----------
Total from Investment Operations           4.89        4.67        (0.34)      4.51       0.10       5.12        (1.24)
LESS DISTRIBUTIONS
  From Net Investment Income              (0.24)      (0.26)       (0.26)     (0.33)     (0.17)     (0.22)       (1.14)
  In Excess of Net Investment Income      (0.06)      (0.01)       (0.08)        --         --         --           --
  From Net Realized Gains                 (1.25)         --           --         --         --         --           --
  In Excess of Net Realized Gains            --          --           --      (0.05)        --         --           --
  Return of Capital                          --          --           --         --         --         --           --
                                       --------    --------     --------   --------   --------   --------   ----------
Total Distributions                       (1.55)      (0.27)       (0.34)     (0.38)     (0.17)     (0.22)       (1.14)
                                       --------    --------     --------   --------   --------   --------   ----------
NET ASSET VALUE, END OF PERIOD         $  31.36    $  28.02     $  23.62   $  24.30   $  20.17   $  20.24   $    15.34
                                       ========    ========     ========   ========   ========   ========   ==========
TOTAL RETURN                             +18.0%      +19.8%        -1.4%     +22.5%      +0.6%     +33.6%        -7.1%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (In Thousands)                       $760,220    $670,958     $606,814   $630,349   $587,873   $691,327   $  646,579
Ratio of Expenses to Average
  Net Assets                               1.1%        1.1%*        1.2%       1.2%       1.3%       1.4%         1.4%
Ratio of Net Investment Income
  to Average Net Assets                    0.8%        1.2%*        1.1%       1.4%       0.9%       1.3%         5.4%
Portfolio Turnover Rate                  502.4%      298.8%       290.4%     271.3%     371.8%     426.4%       312.3%
Average Commission Rate Paid(2)        $ 0.0584

                                            STRONG TOTAL RETURN FUND
                                        12-31-89     12-31-88    12-31-87
                                       ----------   ----------   --------
NET ASSET VALUE, BEGINNING OF PERIOD   $    18.96   $    18.37   $  21.61
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                      1.55         1.95       0.97
  Net Realized and Unrealized Gains
    (Losses) on Investments                 (0.97)        0.85       0.61
                                       ----------   ----------   --------
Total from Investment Operations             0.58         2.80       1.58
LESS DISTRIBUTIONS
  From Net Investment Income                (1.31)       (1.96)     (1.65)
  In Excess of Net Investment Income           --           --         --
  From Net Realized Gains                   (0.51)          --      (3.17)
  In Excess of Net Realized Gains              --           --         --
  Return of Capital                            --        (0.25)        --
                                       ----------   ----------   --------
Total Distributions                         (1.82)       (2.21)     (4.82)
                                       ----------   ----------   --------
NET ASSET VALUE, END OF PERIOD         $    17.72   $    18.96   $  18.37
                                       ==========   ==========   ========
TOTAL RETURN                                +2.6%       +15.6%      +6.0%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (In Thousands)                       $1,065,278   $1,006,192   $802,442
Ratio of Expenses to Average
  Net Assets                                 1.2%         1.2%       1.1%
Ratio of Net Investment Income
  to Average Net Assets                      7.7%        10.1%       5.2%
Portfolio Turnover Rate                    305.3%       281.1%     224.4%
Average Commission Rate Paid(2)


 * Calculated on an annualized basis.

(1) Total return and portfolio turnover rate are not annualized.


(2) Disclosure required, effective for reporting periods beginning after September 1, 1995.


                             ---------------------

                               PROSPECTUS PAGE I-8

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES

   Each Fund has distinct investment objectives and policies. Each Fund seeks total return consistent with its investment objective and policies. The investment objective of each Fund is set forth under "Investment Objectives and Policies."

IMPLEMENTATION OF POLICIES AND RISKS

   Subject to certain limitations, each Fund may invest in foreign securities and engage in foreign currency and derivative transactions, including options, futures, and options on futures transactions. Each Fund may invest in repurchase agreements, when-issued securities, and illiquid securities. The Asset Allocation Fund may engage in substantial short-term trading, which may result in high portfolio turnover rates. These investment practices and techniques involve risks that are different in some respects from those associated with similar funds that do not use them. The American Utilities Fund is a "non-diversified" investment company, which means that it may invest a larger proportion of its assets in the securities of a single issuer than diversified funds. The Funds may invest in non-investment-grade debt obligations (commonly called "junk bonds") within specified limits. (See "Implementation of Policies and Risks.")

MANAGEMENT


   The Advisor, Strong Capital Management, Inc., serves as investment advisor to the Funds. The Advisor provides investment management services for mutual funds and other investment portfolios representing assets of over $24 billion. W.H. Reaves & Co., Inc. (the "Subadvisor") is the subadvisor for the American Utilities Fund. (See "About the Funds - Management.")


PURCHASE AND REDEMPTION OF SHARES


   You may purchase or redeem shares of a Fund at net asset value. There are no redemption or 12b-1 charges. The net asset values change daily with the value of each Fund's portfolio. You can locate the net asset value for a Fund in newspaper listings of mutual fund prices under the "Strong Funds" heading or at our site on the World Wide Web at http://www.strong-funds.com. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")


                             ---------------------

                               PROSPECTUS PAGE I-9

SHAREHOLDER SERVICES

   Strong shareholder benefits include: telephone purchase, exchange, and redemption privileges; professional representatives available 24 hours a day; automatic investment, automatic dividend reinvestment, payroll direct deposit, automatic exchange, and systematic withdrawal plans; and a no-minimum investment program. (See "Shareholder Manual - Shareholder Services.")

DIVIDENDS AND OTHER DISTRIBUTIONS

   The policy of each Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains annually. (See "About the Funds - Distributions and Taxes.")

                       INVESTMENT OBJECTIVES AND POLICIES

   The descriptions that follow are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds or by investing in one of the other Strong Funds, which are described in separate prospectuses. Each Fund's investment objective is discussed below in connection with the Fund's investment policies. Because of the risks inherent in all investments, there can be no assurance that the Funds will meet their objectives.
   The Funds are each required or permitted to invest a substantial portion of their assets in equity securities. Each Fund's net asset value will fluctuate based upon changes in the value of the securities in its portfolio. Although they are considered conservative equity funds - meaning, each Fund's net asset value is likely to be less volatile than that of a Fund invested solely for growth of capital - each Fund's net asset value is likely to fluctuate more than that of a fund invested solely for income. The Funds, therefore, are not appropriate for investors' short-term financial needs.

                             ----------------------

                              PROSPECTUS PAGE I-10

COMPARING THE FUNDS

   The following summary is intended to distinguish the Funds and help you determine their suitability for your investments.


                    Equity     Bond
       Fund          Range    Range    Diversified         Focus
----------------------------------------------------------------------
Asset Allocation     30-70%   20-70%     Yes         Allocated Across
                                                     Asset Classes
----------------------------------------------------------------------
Equity Income       65-100%    0-35%     Yes         Dividend-Paying
                                                     Stocks
----------------------------------------------------------------------
American Utilities  65-100%    0-35%     No          Utility and
                                                     Energy Stocks
----------------------------------------------------------------------
Total Return        60-100%    0-40%     Yes         Large- and Mid-
                                                     Cap, Dividend-
                                                     Paying Growth
                                                     Stocks
----------------------------------------------------------------------
Growth and Income   65-100%    0-35%     Yes         Dividend-Paying
                                                     and Growth Stocks
----------------------------------------------------------------------


   Each Fund has adopted certain fundamental investment restrictions that are set forth in the Funds' Statement of Additional Information ("SAI"). Those restrictions, a Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, each Fund has also instituted a number of non-fundamental operating policies, which are described throughout this Prospectus and in the SAI. Although operating policies may be changed by a Fund's Board of Directors without shareholder approval, a Fund will promptly notify shareholders of any material change in operating policies.
   Except as limited below, each Fund may invest in a diversified portfolio of securities without regard to objective investment criteria, such as company size, exchange listing, earnings history, or other factors. When selecting securities, the Advisor will, except as otherwise limited below, be limited only by its best judgment as to what will help achieve each Fund's investment objective.
   When the Advisor determines market conditions warrant a temporary defensive position, the Total Return Fund may invest up to 40% of its net assets, and the Asset Allocation, American Utilities, Equity Income, and Growth and Income Funds may invest without limitation in cash and short-term fixed income securities.

                             ----------------------

                              PROSPECTUS PAGE I-11

STRONG ASSET ALLOCATION FUND

   The Asset Allocation Fund seeks high total return consistent with reasonable risk over the long term. The Fund allocates its assets globally among a diversified portfolio of equity securities, bonds, and cash.

   Under normal market conditions, the Fund's net assets will be allocated according to a benchmark of 60% equities, 35% bonds, and 5% cash. The Advisor intends to actively manage the Fund's assets, maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, the Advisor may reallocate the Fund's net assets among these asset categories. Those allocations normally will be within the ranges indicated below. However, in pursuit of total return, the Advisor may under-allocate or over-allocate the Fund's net assets in a particular category.


                          ASSET-ALLOCATION CATEGORIES


                                       Percentage of Fund Net Assets
                                       ------------------------------
       Category of Investment             Benchmark         Range
---------------------------------------------------------------------
Equities                                        60%            30-70%
Bonds                                           35%            20-70%
Cash                                             5%             0-50%
---------------------------------------------------------------------



   Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. Bonds purchased by the Fund will be primarily investment-grade debt obligations, although the Fund may invest up to 35% of its net assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.") The cash portion of the Fund may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker's acceptances, certificates of deposit, and time deposits. The Fund may invest in obligations of domestic and foreign banks and their subsidiaries and branches.

   The Fund also has the flexibility to take advantage of investment opportunities around the world by investing in foreign securities. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts. Foreign investments involve risks not normally found when investing in securities of U.S. issuers. (See "Implementation of Policies and Risks - Foreign Securities and Currencies.")
   Within the asset-allocation categories described above, the Advisor will allocate the Fund's investments among countries (including developing countries), geographic regions, and currencies in response to changing market and

                             ----------------------

                              PROSPECTUS PAGE I-12
economic trends. In making geographical allocations of investments, the Advisor will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels, and business conditions within various countries, as well as other macroeconomic, social, and political factors.

STRONG EQUITY INCOME FUND

   The Equity Income Fund seeks total return by investing for both income and capital growth.

   The Fund invests primarily in dividend-paying equity securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in dividend-paying equity securities, including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in non-dividend paying equity securities and intermediate- to long-term corporate or U.S. government bonds. Although the bonds in which it invests will be primarily investment grade, the Fund may invest up to 10% of its net assets in non-investment-grade bonds. The Fund may invest up to 5% of its net assets in foreign securities, including both direct investment and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)


STRONG AMERICAN UTILITIES FUND

   The American Utilities Fund seeks total return by investing for both income and capital growth.
   The Fund normally will invest at least 65% of its total assets in the equity securities of public utility companies headquartered in the United States. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. Public utility companies include those engaged in the manufacture, production, generation, transmission, sale and/or distribution of water, gas, and electric energy, as well as those engaged in the communications industry, including providers of telephone, telegraph, satellite, cable television, microwave, and other communication facilities for the public, excluding public broadcasting companies. (See "Implementation of Policies and Risks - Public Utility Companies.")
   The balance of the Fund, up to 35% of its total assets, may be invested in any type of security, including debt obligations and equity securities of companies in other industries. The Fund intends to use this allowance primarily to invest in the equity securities of energy companies, which may compose up to 25% of the Fund's total assets. (See "Implementation of Policies and Risks - Energy Companies.") Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in

                             ----------------------

                              PROSPECTUS PAGE I-13
non-investment-grade debt securities. (See "Implementation of Policies and Risks
- Debt Obligations.")
   The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)
   Under normal market conditions, the Fund expects to be fully invested in the equity securities of companies in the public utility and energy industries.

STRONG TOTAL RETURN FUND


   The Total Return Fund seeks high total return by investing for capital growth and income. Using a conservative approach to equity management, the Fund emphasizes investments in large- to medium-sized growth companies with steady or growing dividends. (See "Implementation of Policies and Risks - Debt Obligations.")


   Under normal market conditions, the Fund will invest at least 60% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. The Fund expects to invest at least 80% of its net assets in equity securities. At times, however, it may invest up to 40% of its net assets in intermediate- to long-term corporate or U.S. government bonds. Although the bonds in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment-grade bonds. The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)


STRONG GROWTH AND INCOME FUND

   The Growth and Income Fund seeks high total return by investing for capital growth and income.
   Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, with a focus on those that pay current dividends and offer potential growth of earnings. At times, however, the Fund may invest in equity securities that are not currently paying dividends, but offer prospects for either capital growth or future income. Equity securities include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in intermediate- to long-term corporate or U.S. government bonds. Although the bonds in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment-grade bonds. The Fund may invest up to 25% of net assets in foreign securities, including both direct investments and investments made through depositary receipts. (See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.)

                             ----------------------

                              PROSPECTUS PAGE I-14

                      IMPLEMENTATION OF POLICIES AND RISKS

   In addition to the investment policies described above (and subject to certain restrictions described below), the Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. Each Fund may also engage in reverse repurchase agreements and mortgage dollar roll transactions. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Funds' SAI.

DEBT OBLIGATIONS

   IN GENERAL. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

   TYPES OF OBLIGATIONS. Debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic and foreign banks and their subsidiaries and branches, and domestic savings and loan associations (in amounts in excess of the insurance coverage (currently $100,000 per account) provided by the Federal Deposit Insurance Corporation); (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities - debt obligations of corporations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks - securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (ix) U.S. government securities; (x) mortgage-backed securities, collateralized mortgage obligations, and similar securities; and (xi) municipal obligations.


   CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of an obligation, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy


                             ----------------------

                              PROSPECTUS PAGE I-15
generally must offer their investors higher interest rates than do issuers with better credit ratings.


   In conducting its credit research and analysis, the Advisor considers both qualitative and quantitive factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings, compiled by a number of nationally recognized statistical rating organizations, which include Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc., Thomson Bankwatch, and IBCA (the "NRSROs"). "Appendix A - Ratings of Debt Obligations" presents a summary of the ratings of three such organizations: S&P, Moody's and Fitch. Please refer to the Appendix in the Funds' SAI for a more detailed description of the ratings of the NRSROs.



   INVESTMENT-GRADE DEBT OBLIGATIONS. Debt obligations rated in the highest-through the medium-quality categories are commonly referred to as "investment-grade" debt obligations and include the following:


- U.S. government securities (as defined below);
- bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by Standard & Poor's Ratings Group or "S&P");
- short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);
- short-term bank obligations rated in one of the three highest rating categories (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;
- commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);
- unrated debt obligations determined by the Advisor to be of comparable quality; and
- repurchase agreements involving investment-grade debt obligations.


   Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, a Fund should take consistent with its investment objective. For purposes of determining whether a security is investment grade, the Adviser may use the highest rating assigned to that security by any NRSRO.


   HIGH-YIELD (HIGH-RISK) SECURITIES. High-yield (high-risk) securities, also referred to as "junk bonds," are those securities that are rated lower than investment grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment-grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest

                             ----------------------

                              PROSPECTUS PAGE I-16
and repay principal. Other potential risks associated with investing in high-yield securities include:

- substantial market-price volatility resulting from changes in interest rates, changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;
- greater sensitivity of highly-leveraged issuers to adverse economic changes and individual-issuer developments;
- subordination to the prior claims of other creditors;
- additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and
- adverse publicity and changing investor perceptions about these securities.

   As with any other asset in a Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of the Fund. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on the Advisor's credit analysis than generally would be the case with investments in investment-grade securities.
   It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by a Fund's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

   See the Appendix for information concerning the credit quality of the Asset Allocation Fund's investments in debt obligations for the fiscal period ended October 31, 1996.


GOVERNMENT SECURITIES

   U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds.

                             ----------------------

                              PROSPECTUS PAGE I-17

Securities issued by government agencies or instrumentalities include, for example, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

   Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

   Each Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             ----------------------

                              PROSPECTUS PAGE I-18

PUBLIC UTILITY COMPANIES (AMERICAN UTILITIES FUND)

   Under normal market conditions, at least 65% of the American Utilities Fund's total assets will be invested in the equity securities of public utility companies headquartered in the United States. Accordingly, the Fund's performance will depend in part on conditions in the public utility industry. Stocks of public utility companies have traditionally been attractive to conservative stock market investors because they have generally paid consistent and above-average dividends. The Fund's investments in public utility securities may or may not pay consistent and above-average dividends. Moreover, the securities of public utility companies can still be affected by the risks of the stock market, as well as factors specific to public utility companies. Government regulation of public utility companies can limit their ability to expand their businesses or to pass cost increases onto customers. Additionally, companies providing power or energy-related services may also be affected by the following factors: increases in fuel and other operating costs; high costs of borrowing to finance capital construction during inflationary periods; operational restrictions, increased costs, and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks associated with constructing and operating nuclear power plants; the effects of energy conservation; and the effects of regulatory changes. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole. Equity securities issued by public utility companies tend to be more affected by changes in interest rates than are the equity securities of other issuers and, therefore, may react to such changes somewhat like debt instruments. (See "Debt Obligations" above.)
   In accordance with its investment objective and fundamental investment restrictions, the Fund will normally concentrate its investments in the public utility industry. This means that more than 25% of the value of the Fund's total assets will normally be invested in the public utility industry. The Fund does not have set policies to concentrate within any particular segment of the public utilities industry; however, the Subadvisor generally emphasizes investments in established electric utility, telephone, natural gas, and energy stocks with sound financial structures.
   Due to the Fund's concentration of investments in the public utility industry, an investment in the Fund may be subject to greater fluctuations in value than a Fund that does not concentrate its investments in a similar manner. For example, as discussed above, certain economic factors or specific events may exert a disproportionate impact upon the prices of equity securities of companies within the public utilities industry relative to their impact on the prices of securities of companies engaged in other industries. Additionally, changes in the market price of the equity securities of a particular company that occupies

                             ----------------------

                              PROSPECTUS PAGE I-19
a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.

ENERGY COMPANIES (AMERICAN UTILITIES FUND)

   Under normal market conditions, the American Utilities Fund anticipates it may invest a substantial portion, but not more than 25% of its total assets, in the equity securities of energy companies. Energy companies are generally defined as companies in the conventional areas of oil, gas, electricity, and coal, as well as those involved in alternative sources of energy, such as nuclear, geothermal, shale, and solar power. The business activities of energy companies may include production, generation, refining, transmission, transportation, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in these energy activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. For purposes of this 25% investment limitation, energy companies shall exclude companies that are also public utility companies.
   To the extent the Fund makes significant investments in energy companies, the Fund's performance will depend in part on conditions in the energy industry. The securities of companies in the energy industry are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

WHEN-ISSUED SECURITIES


   Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when a Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.

   The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although a

                             ----------------------

                              PROSPECTUS PAGE I-20

Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

FOREIGN SECURITIES AND CURRENCIES

   Each Fund may invest in foreign securities either directly or through the use of depositary receipts. (See "Investment Objectives and Policies.") Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. Foreign investments may include other investment companies which may involve frequent or layered fees and also are subject to limitations under the Investment Company Act of 1940 (the "1940 Act"). Foreign investments involve special risks, including:

- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;
- less extensive regulation of foreign brokers, securities markets, and issuers;
- less publicly available information and different accounting standards;
- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.


   Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance-of-payments positions. Many foreign securities may be less liquid and their prices more volatile than comparable U.S. securities. Although the Funds generally invest only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investing.

   The Asset Allocation Fund may invest in the foreign securities of issuers in developing countries. The risks of foreign investments are generally intensified for investments in developing countries. Risks of investing in such markets include:

- less social, political, and economic stability;
- smaller securities markets and the lower trading volume, which may result in a lack of liquidity and greater price volatility;

                             ----------------------

                              PROSPECTUS PAGE I-21

- certain national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire investment in that market; and
- less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.


   In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investments in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.


   The Asset Allocation Fund may also invest in debt obligations issued or guaranteed by foreign governments or their agencies, instrumentalities or political subdivisions, or by supranational issuers (collectively, sovereign debt). Investment in sovereign debt involves special risks. Certain foreign countries, particularly developing countries, have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange-rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default.

   Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Funds could be affected by changes in foreign currency exchange rates to some extent. The value of a Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.
   The Funds may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose. (See "Derivative Instruments.")

DERIVATIVE INSTRUMENTS


   A Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts


                             ----------------------

                              PROSPECTUS PAGE I-22
whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."
   A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.
   An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.
   A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
   Derivative instruments may include (i) options; (ii) futures; (iii) options on futures; (iv) short sales against the box, in which a Fund sells a security it owns for delivery at a future date; (v) swaps, in which two parties agree to exchange a series of cash flows in the future, such as interest-rate payments;
(vi) interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (vii) interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; (viii) forward currency contracts and foreign currency exchange-related securities; and (ix) structured instruments which combine the foregoing in different ways.
   Derivatives may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than

                             ----------------------

                              PROSPECTUS PAGE I-23
exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations under the derivative.

   The successful use of derivatives by a Fund is dependent upon a variety of factors, particularly the Advisor's ability to correctly anticipate trends in the underlying asset. In a hedging transaction, if the Advisor incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between a Fund's derivative transactions and the instruments being hedged. To the extent that the Fund is engaging in derivative transactions for risk management, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset in gains in the Fund's portfolio or in lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund.

   In addition to the derivative instruments and strategies described above, the Advisor expects to discover additional derivative instruments and other trading techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.


MORTGAGE- AND ASSET-BACKED SECURITIES

   Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.
   Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity

                             ----------------------

                              PROSPECTUS PAGE I-24
loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.
   The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.
   The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.


SMALL AND MEDIUM COMPANIES



   The Asset Allocation, Growth and Income, and Total Return Funds may invest in the securities of small and medium companies. While small and medium companies generally have potential for rapid growth, investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium companies may be subject to


                             ----------------------

                              PROSPECTUS PAGE I-25
greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.


DIVERSIFICATION

   The American Utilities Fund is non-diversified. Because the Fund may invest a larger portion of its assets in the securities of a single issuer than diversified funds, an investment in the Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

ILLIQUID SECURITIES

   Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by each Fund's Board of Directors.


CASH MANAGEMENT



   Each Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.


PORTFOLIO TURNOVER

   Historical portfolio turnover rates for the Asset Allocation, American Utilities, and Total Return Funds are listed under "Financial Highlights." The annual portfolio turnover rate indicates changes in a Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also

                             ----------------------

                              PROSPECTUS PAGE I-26
be affected by sales of portfolio securities necessary to meet cash requirements for redemption of shares. High portfolio turnover in any year will result in the payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Under normal market circumstances, it is anticipated that the rate of portfolio turnover of the Equity Income and Growth and Income Funds generally will not exceed 200%. The Asset Allocation and Total Return Funds each have a wide investment scope and an active management investment policy, which may result in higher portfolio turnover. The Asset Allocation Fund may engage in substantial short-term trading, which involves significant risk and may be deemed speculative. Such trading will result in a higher portfolio turnover rate and correspondingly higher brokerage costs.


                                ABOUT THE FUNDS

MANAGEMENT

   The Board of Directors of each Fund is responsible for managing its business and affairs. Each of the Funds has entered into an investment advisory agreement (collectively the "Advisory Agreements") with Strong Capital Management, Inc. (the "Advisor"). Except for the management fee arrangements, the Advisory Agreements are substantially identical. Under the terms of these agreements, the Advisor manages each Fund's investments and business affairs subject to the supervision of each Fund's Board of Directors.


   ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. As of February 1, 1997, the Advisor had over $24 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of each Fund, is the controlling shareholder of the Advisor.

   As compensation for its services, each Fund pays the Advisor a monthly management fee based on a percentage of each Fund's average daily net asset value. The annual rates are as follows: Asset Allocation and Total Return Funds,
 .85% of the Fund's average daily net assets up to $35,000,000 and .80% of each Fund's average daily net assets in excess of $35,000,000; Equity Income and Growth and Income Funds, .80%; and American Utilities Fund, .75%. Such fees are in excess of fees paid by many other funds. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver

                             ----------------------

                              PROSPECTUS PAGE I-27
or absorption will temporarily lower a Fund's overall expense ratio and increase a Fund's overall return to investors.

   The Advisor and the Subadvisor permit portfolio managers and other persons who may have access to information about the purchase or sale of securities in a Fund's portfolio ("access persons") to purchase and sell securities for their own accounts, subject to the Advisor's or Subadvisor's policy governing personal investing. These policies require access persons to conduct their personal investment activities in a manner that the Advisor or Subadvisor believes is not detrimental to a Fund or to the Advisor or Subadvisor's other advisory clients. Among other things, these policies require access persons to obtain preclearance before executing personal trades and generally prohibits access persons from keeping profits derived from the purchase or sale of the same security within 60 calendar days. See the SAI for more information.



   SUBADVISOR AMERICAN UTILITIES FUND. Under a subadvisory agreement between the Advisor and W.H. Reaves & Co., Inc. (the "Subadvisory Agreement"), the Subadvisor, pursuant to the oversight and supervision of the American Utilities Fund's Board of Directors and the Advisor, provides a continuous investment program for the American Utilities Fund. Under the Subadvisory Agreement, the Subadvisor is responsible for determining the securities to be purchased and sold by the Fund and for executing those transactions. However, the Advisor is responsible for managing the cash-equivalent investment maintained by the Fund in the ordinary course of its business, which is expected to equal approximately 5% - 7% of the Fund's total assets. As compensation for its services, the Advisor (not the Fund) pays the Subadvisor a monthly fee at an annual rate of
 .50% on the first $200 million of the Fund's average daily net assets plus 40% of the Advisor's net management fee (after any waivers thereof) on that portion of the Fund's average daily net assets in excess of $200 million except that the foregoing percentage will be 50% on those average daily net assets between $1.0 billion and $1.5 billion. The Subadvisor bears all of its own expenses in providing subadvisory services to the Fund.


   The Subadvisor began conducting business in 1961. Since then, its principal business has been providing continuous investment supervision to institutional investors such as corporations, corporate pension funds, employee savings plans, foundations, and endowments. The Subadvisor is a Delaware corporation. Mr. William H. Reaves is the controlling shareholder of the Subadvisor. As of February 1, 1997, the Subadvisor had over $1 billion under management. Its address is 10 Exchange Place, Jersey City, New Jersey 07302.

   The Subadvisor may also act as a broker for the American Utilities Fund. In order for the Subadvisor to effect any portfolio transactions for the Fund on an exchange, the commissions, fees, or other remuneration received by the Subadvisor must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with transactions involving similar securities being purchased or sold on any exchange during a

                             ----------------------

                              PROSPECTUS PAGE I-28
comparable period of time. This standard would allow the Subadvisor to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.


                 HISTORICAL PERFORMANCE DATA OF THE SUBADVISOR



   The following table sets forth the composite performance data of the Subadvisor relating to the historical performance of actual, fee-paying, discretionary equity accounts and the designated equity portion (including designated cash reserves) of balanced accounts with assets over $1 million (the "Equity Accounts") managed by the Subadvisor, since the dates indicated, that have investment objectives, policies, strategies, and risks substantially similar to those of the American Utilities Fund. The data is provided to illustrate the past performance of the Subadvisor in managing substantially similar accounts as measured against the Standard & Poor's 500 Stock Index ("S&P 500"), and does not represent the performance of the American Utilities Fund. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT THE FUTURE PERFORMANCE OF THE AMERICAN UTILITIES FUND OR OF THE SUBADVISOR.


   The Subadvisor's composite performance data shown below was calculated in accordance with the recommended standards of the Association for Investment Management and Research (commonly referred to as AIMR)* retroactively applied for all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All returns reflect the deduction of investment management fees, brokerage commissions, and execution costs paid by the Equity Accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The composite's returns are calculated on a time-weighted basis.


   The Equity Accounts that are included in the Subadvisor's composite are not subject to the same type of expenses to which the American Utilities Fund is subject nor to the diversification requirements, specific tax restrictions, and investment limitations imposed on the American Utilities Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Subadvisor's composite could have been adversely affected if the Equity Accounts included in the composite had been regulated under the federal security and tax laws.


   The investment results of the Subadvisor's composite presented below have been audited for all periods presented up to June 30, 1994. The Subadvisor has


---------------


* AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.


                             ----------------------

                              PROSPECTUS PAGE I-29
its composite performance audited every three years. The investment results presented are not intended to predict or suggest the future returns of the Utility Fund. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.



                                                  Subadvisor's
                                                     Equity
                  Time Period                      Composite      S&P 500(1)
Average Annual Returns
  1 Year                                               10.2%          23.0%
  3 Year                                               12.8%          19.7%
  5 Year                                               13.3%          15.2%
  10 Year                                              12.5%          15.2%
  15 Year                                              17.0%          16.7%
  1/1/78 -- 12/31/96(2)                                17.1%          15.8%
Cumulative Returns
  1/1/78 -- 12/31/96(2)                              1922.9%        1515.3%



(1) The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.


(2) The Subadvisor's Equity Composite began on January 1, 1978.



   PORTFOLIO MANAGERS. The following individuals serve as portfolio managers for the Strong Conservative Equity Funds.


                          STRONG ASSET ALLOCATION FUND


   BRADLEY C. TANK. Mr. Tank leads the Fund's investment team and allocates the Fund's assets among equities, bonds, and cash. In addition, Mr. Tank co-manages the Fund's bond component. Before joining the Advisor in June 1990, he spent eight years at Salomon Brothers, Inc., where he was a fixed-income specialist and, for the last six years, a vice president. Mr. Tank received his B.A. in 1980 from the University of Wisconsin-Eau Claire and his M.B.A. in 1982 from the University of Wisconsin-Madison, where he also completed the Applied Securities Analysis Program. Mr. Tank currently chairs the Advisor's Fixed Income Investment Committee.


Equity Component


   ANTHONY L.T. CRAGG. Mr. Cragg co-manages the Fund. Mr. Cragg joined the Advisor in April 1993 to develop the Advisor's international investment activities. During the prior seven years, he helped establish Dillon, Read International Asset Management, where he was in charge of Japanese, Asian, and Australian investments. A graduate of Christ Church, Oxford University, Mr. Cragg began his investment career as an international investment manager in 1980 at Gartmore, Ltd., where his tenure included assignments in London, Hong Kong, and Tokyo. He has co-managed the Fund since December 1994.


                             ----------------------

                              PROSPECTUS PAGE I-30

   RONALD C. OGNAR. Mr. Ognar co-manages the Fund. Mr. Ognar, a Chartered Financial Analyst with more than 25 years of investment experience, joined the Advisor in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank in Chicago after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968. Mr. Ognar has co-managed the Fund since December 1994.

   RICHARD S. STRONG. Mr. Strong co-manages the Fund. Mr. Strong founded the Advisor in 1974. He began his investment career at Employers Insurance of Wausau in 1966, after receiving his master's degree in finance from the University of Wisconsin-Madison that January. He received his undergraduate degree in 1963 from Baldwin-Wallace College. Mr. Strong has co-managed the Fund since December 1994. In addition to his role as a portfolio manager, he is currently the Chairman of the Board, Director, Chief Investment Officer, and a member of the Advisor's Executive Committee.


   RICHARD T. WEISS. Mr. Weiss co-manages the Fund. Mr. Weiss joined the Advisor in 1991 from Chicago-based Stein Roe & Farnham, where he began his career as a research analyst in 1975. He was named a portfolio manager in 1981. Mr. Weiss attended Harvard Graduate School of Business Administration, where he was awarded his M.B.A. in 1975, and the University of Southern California, where he received his bachelor's degree in business administration in 1973. Mr. Weiss has co-managed the Fund since December 1994. In addition, Mr. Weiss is a member of the Advisor's Executive Committee.


   ANDREW C. STEPHENS. Mr. Stephens co-manages the Fund. Since he joined the Advisor in January 1987, he has served in a variety of positions, including Director of Trading Operations and equity research analyst. Before joining the investment area, he served as Director of Information Systems. Mr. Stephens, a 1986 graduate of the University of Wisconsin-Madison, co-managed the Fund from January 1993 until December 1994, and resumed co-managing the Fund in March 1996.


Bond and Cash Components


   JEFFREY A. KOCH. Mr. Koch co-manages the Fund. Mr. Koch joined the Advisor as a portfolio manager and securities analyst in June 1989. For a brief period prior to that, he was a market-maker clerk at Fossett Corporation, a clearing firm. Mr. Koch earned his M.B.A. in Finance at Washington University in St. Louis, Missouri in 1989. His undergraduate degree, awarded in 1987, is from the University of Minnesota-Morris. Mr. Koch is also a Chartered Financial Analyst. Mr. Koch has co-managed the Fund since December 1994.


   SHIRISH T. MALEKAR. Mr. Malekar co-manages the Fund. Mr. Malekar joined the Advisor in January 1994. He was an international bond portfolio manager at Pacific Investment Management Company in California for the previous three years. Prior to that, he was a bond trader at Harris Bank in


                             ----------------------

                              PROSPECTUS PAGE I-31

Chicago for one year and a bond trader at PaineWebber Incorporated in New York and Tokyo for more than two years. He has an M.S. in Management from the Massachusetts Institute of Technology, an M.S. in Petroleum Engineering from the University of Pittsburgh, and a B.S. in Chemical Engineering from the University of Bombay, India. Mr. Malekar has co-managed the Fund since December 1994.


   JAY N. MUELLER. Mr. Mueller co-manages the Fund. Mr. Mueller joined the Advisor in September 1991 as a securities analyst and portfolio manager. For four years prior to that, he was a securities analyst and portfolio manager with
R. Meeder & Associates of Dublin, Ohio. Mr. Mueller received his bachelor's degree in economics in 1982 from the University of Chicago. Mr. Mueller is also a Chartered Financial Analyst. Mr. Mueller has co-managed the Fund since 1993.


                         STRONG AMERICAN UTILITIES FUND

   WILLIAM H. REAVES. Mr. Reaves, the Fund's senior co-manager, has been the President and Chief Investment Officer, Portfolio Manager, and Utilities Analyst of the Subadvisor since 1961. He has worked as a utilities analyst since 1946.
   WILLIAM A. FERER. Mr. Ferer, a co-manager of the Fund, has been a Vice President, Portfolio Manager, and Energy Analyst of the Subadvisor since 1987. He has worked as a securities analyst since 1971.

   RONALD J. SORENSON. Mr. Sorenson, a co-manager of the Fund, has been a Vice President and Portfolio Manager of the Subadvisor since 1991. For three years prior to that, he was a partner and portfolio manager of PVF Inc. For a two-year period prior to that, Mr. Sorenson was the Chairman of the Board and Chairman of the Investment Committee of The American Life Insurance Company of New York. Mr. Sorenson has acted as President of RWS Energy Services, Chief Financial Officer of Emerging Market Services A.G., Controller of Triad Holding Corporation S.A., and a C.P.A. for Arthur Young & Co.

   MARK D. LUFTIG. Mr. Luftig, a co-manager of the Fund, has been a Vice President and Utilities Analyst of the Subadvisor since January 1995. Prior to joining the Subadvisor, he was the Executive Vice President and Director of Equity Research at Kemper Securities, Inc., where he worked since 1992. For approximately three years prior to that, Mr. Luftig served as the Vice President of the National Economic Research Association, Inc. From 1975 until 1989, he worked at Salomon Brothers, Inc. as the Director of Research.

                            STRONG TOTAL RETURN FUND

   RONALD C. OGNAR. Information concerning Mr. Ognar is set forth above under "Strong Asset Allocation Fund."
   IAN J. ROGERS. In October 1994, Mr. Rogers joined Mr. Ognar as co-portfolio manager of the Fund. Mr. Rogers has worked with Mr. Ognar as an equity analyst since joining the Advisor in August 1993. Prior to joining the Advisor, Mr. Rogers worked for seven years as an equity analyst with Kemper

                             ----------------------

                              PROSPECTUS PAGE I-32

Financial Services in Chicago. For approximately two years prior to that, he was an equity analyst for Allstate Insurance. Mr. Rogers began his investment career in 1983 as an equity analyst for Comerica Bank in Detroit. He received his M.B.A. from Central Michigan University in 1983 and his bachelor's degree in Business Administration from Ferris State College in 1966.

                           STRONG EQUITY INCOME FUND
                         STRONG GROWTH AND INCOME FUND

   MR. RIMAS M. MILAITIS. Mr. Milaitis serves as the portfolio manager for the Funds. He joined the Advisor in December 1995. For the previous four years, Mr. Milaitis managed several conservative-equity portfolios at Aon Advisors, Inc. ("AAI") in Chicago, Illinois. For two years prior to that, he served as an equity trader for AAI. Prior to working at AAI, Mr. Milaitis served as a equity portfolio assistant for three years to the Illinois State Board of Investment. He attended DePaul University, where he was awarded his M.B.A. in 1991, and the Illinois State University, where he received his bachelor's degree in economics in 1984.

TRANSFER AND DIVIDEND-DISBURSING AGENT

   The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Funds. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the Advisory Agreements between the Advisor and the Funds.

DISTRIBUTOR

   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Funds.

ORGANIZATION


   SHAREHOLDER RIGHTS. The Asset Allocation and Total Return Funds are Wisconsin corporations that are authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. The American Utilities Fund, Equity Income, and Growth and Income Funds are series of common stock of Strong Conservative Equity Funds, Inc., a Wisconsin corporation that is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. Each share of the Funds has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written


                             ----------------------

                              PROSPECTUS PAGE I-33
request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Funds will not hold an annual meeting of shareholders unless required by the 1940 Act.

   SHAREHOLDER PRIVILEGES. The shareholders of each Fund may benefit from the privileges described in the "Shareholder Manual" (see Page II-1). However, each Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.


DISTRIBUTIONS AND TAXES


   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Unless you choose otherwise, all your dividends and capital gains distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have all your dividends and capital gain distributions from a Fund automatically invested in additional shares of another Strong Fund. Shares are purchased at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, a Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment. The policy of each Fund is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains and gains from foreign currency transactions annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.

   TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive that are derived from investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any). Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such by a Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Funds' distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.
   If a Fund's distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

                             ----------------------

                              PROSPECTUS PAGE I-34

   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.


   SHARES SOLD OR EXCHANGED. Your redemption of Fund shares may result in taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of Fund shares for shares of another Strong Fund. If you purchase shares of a Fund within thirty days before or after redeeming shares of the same Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem shares out of a non-IRA retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan."


   BUYING A DISTRIBUTION. A distribution paid shortly after you have purchased shares in a Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you even though it represents a return of a portion of your investment.

   BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish a Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all dividends, capital gain distributions, and redemption proceeds payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.

   TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.
   This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Funds and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.

                             ----------------------

                              PROSPECTUS PAGE I-35

PERFORMANCE INFORMATION

   Each Fund may advertise a variety of types of performance information, including "average annual total return," "total return," "cumulative total return," and "yield." Each of these figures is based upon historical results and does not represent the future performance of a Fund.
   Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of a Fund's investments over a specified period of time.
   Yield is an annualized figure, which means that it is assumed that a Fund generates the same level of net investment income over a one-year period. A Fund's yield is a measure of the net investment income per share earned by the Fund over a specific one-month period and is shown as a percentage of the net asset value of the Fund's shares at the end of the period.

                             ----------------------

                              PROSPECTUS PAGE I-36

                               SHAREHOLDER MANUAL


HOW TO BUY SHARES......................  II-1
DETERMINING YOUR SHARE PRICE...........  II-4
HOW TO SELL SHARES.....................  II-6
SHAREHOLDER SERVICES...................  II-9
REGULAR INVESTMENT PLANS............... II-10
SPECIAL SITUATIONS..................... II-12


HOW TO BUY SHARES


   All the Strong Funds are 100% no-load, meaning you may purchase, redeem, or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset value changes daily, your purchase price will be the next net asset value determined after Strong receives and accepts your purchase order.

   Whether you are opening a new account or adding to an existing one, Strong provides you with several methods to buy Fund shares.

                             ----------------------


                              PROSPECTUS PAGE II-1

   -----------------------------------------------------------------------------

                       TO OPEN A NEW ACCOUNT
----------------------------------------------------------------------------
MAIL                   BY CHECK
                       - Complete and sign the application. Make your check
                       or money order payable to "Strong Funds."
                       - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                       Wisconsin 53201. If you're using an express delivery
                         service, send to Strong Funds, 900 Heritage
                         Reserve, Menomonee Falls, Wisconsin 53051.
                       BY EXCHANGE
                       - Call 1-800-368-3863 for instructions on
                       establishing an account with an exchange by mail.
----------------------------------------------------------------------------
TELEPHONE              BY EXCHANGE
                       - Call 1-800-368-3863 to establish a new account by
1-800-368-3863         exchanging funds from an existing Strong Funds
24 HOURS A DAY,          account.
7 DAYS A WEEK          - Sign up for telephone exchange services when you
                       open your account. To add the telephone exchange
                         option to your account, call 1-800-368-3863 for a
                         Telephone Exchange Form.
                       - Please note that your accounts must be identically
                       registered and that you must exchange enough into the
                         new account to meet the minimum initial investment.
                       Or use Strong DirectSM, Strong Funds' automated
                       telephone response system. Call 1-800-368-7550.
----------------------------------------------------------------------------
IN PERSON              - Stop by our Investor Center in Menomonee Falls,
                       Wisconsin.
                         Call 1-800-368-3863 for hours and directions.
                       - The Investor Center can only accept checks or money
                         orders.
----------------------------------------------------------------------------
WIRE                   Call 1-800-368-3863 for instructions on opening an
                       account by wire.
----------------------------------------------------------------------------
AUTOMATICALLY          USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
                       - If you sign up for Strong's Automatic Investment
                       Plan when you open your account, Strong Funds will
                         waive the Fund's minimum initial investment (see
                         chart on page II-4).
                       - Complete the Automatic Investment Plan section on
                       the account application.
                       - Mail to the address indicated on the application.
----------------------------------------------------------------------------
BROKER-DEALER          - You may purchase shares in the Fund through a
                       broker-
                         dealer or other institution that may charge a
                       transaction fee.
                       - Strong Funds may only accept requests to purchase
                         shares into a broker-dealer street name account
                         from the broker-dealer.


                             ----------------------


                              PROSPECTUS PAGE II-2

------------------------------------------------------------------------------
                         TO ADD TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."

- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.
--------------------------------------------------------------------------------

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Telephone Exchange Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE
- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Telephone Purchase Form.

Or use Strong DirectSM, Strong Funds' automated telephone response system. Call 1-800-368-7550.

--------------------------------------------------------------------------------

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.
--------------------------------------------------------------------------------

Call 1-800-368-3863 for instructions on adding to an account by wire.
--------------------------------------------------------------------------------

USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.
- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.
- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.
--------------------------------------------------------------------------------

- You may purchase additional shares in a Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

                             ----------------------


                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by a Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

- A Fund reserves the right to decline to accept your purchase order upon receipt for any reason.

- Minimum Investment Requirements:

----------------------------------------------------------------------------

   To open a regular account
       Total Return and Asset Allocation Funds...........................$250
       American Utilities Fund.........................................$1,000
       Equity Income and Growth and Income Funds.......................$2,500

   To open an IRA or Defined Contribution account........................$250

   To open a UGMA/UTMA account...........................................$250

   To open a 401(k) or 403(b) retirement account...................No Minimum

   To add to an existing account..........................................$50

   The Funds offer a No-Minimum Investment Program that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan (described on page II-11). Unless you participate in the Strong No-Minimum Investment Program, please ensure your purchases meet the minimum investment requirements.
   Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach a Fund's minimum initial investment), each Fund reserves the right to close your account. Before taking such action, a Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.


DETERMINING YOUR SHARE PRICE


   Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of

                             ----------------------


                              PROSPECTUS PAGE II-4

3:00 p.m. Central Time ("CT") each day the Exchange is open. The Funds reserve the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. Each Fund's NAV is calculated by taking the fair value of a Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.
   A Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by each Fund's Board of Directors. Equity securities traded on a national securities exchange or NASDAQ are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange traded securities (generally foreign securities) will be valued based on market quotations. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.
   Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Funds value their foreign assets in U.S. dollars on a daily basis, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such events would not normally be reflected in a calculation of a Fund's NAV on that day. If events that materially affect the value of a Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

                             ----------------------


                              PROSPECTUS PAGE II-5

HOW TO SELL SHARES

   You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.

   To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee. (See "Special Situations -- Signature Guarantees.")


                             ----------------------


                              PROSPECTUS PAGE II-6

   -----------------------------------------------------------------------------

                        TO SELL SHARES
-----------------------------------------------------------------------------
MAIL                    FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
                        - Write a "letter of instruction" that includes the
For your protection     following information: your account number, the
certain redemption        dollar amount or number of shares you wish to
requests may require a    redeem, each owner's name, your street address, and
signature guarantee.      the signature of each owner as it appears on the
See "Special              account.
Situations - Signature  - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
Guarantees."            Wisconsin 53201. If you're using an express delivery
                          service, send to 900 Heritage Reserve, Menomonee
                          Falls, Wisconsin 53051.
                        FOR TRUST ACCOUNTS
                        - Same as above. Please ensure that all trustees sign
                        the letter of instruction.
                        FOR OTHER REGISTRATIONS
                        - Call 1-800-368-3863 for instructions.
-----------------------------------------------------------------------------
TELEPHONE
                        Sign up for telephone redemption services when you
1-800-368-3863          open your account by checking the "Yes" box in the
24 HOURS A DAY,         appropriate section of the account application. To
7 DAYS A WEEK           add the telephone redemption option to your account,
                        call 1-800-368-3863 for a Telephone Redemption Form.
                        Once the telephone redemption option is in place, you
                        may sell shares by phone and arrange to receive the
                        proceeds in one of three ways:
                        TO RECEIVE A CHECK BY MAIL
                        - At no charge, we will mail a check to the address
                        to which your account is registered.
                        TO DEPOSIT BY EFT
                        - At no charge, we will transmit the proceeds by
                        Electronic Funds Transfer (EFT) to a pre-authorized
                          bank account. Usually, the funds will arrive at
                          your bank two banking days after we process your
                          redemption.
                        TO DEPOSIT BY WIRE
                        - For a $10 fee, we will transmit the proceeds by
                        wire to a pre-authorized bank account. Usually, the
                          funds will arrive at your bank the next banking day
                          after we process your redemption.
                        You may also use Strong DirectSM, Strong Funds'
                        automated telephone response system. Call
                        1-800-368-3863 for details.
-----------------------------------------------------------------------------
AUTOMATICALLY
                        You can set up automatic withdrawals from your
                        account at regular intervals. To establish the
                        Systematic Withdrawal Plan, request a form by calling
                        1-800-368-3863.
-----------------------------------------------------------------------------
BROKER-DEALER
                        You may also redeem shares through broker-dealers or
                        others who may charge a commission or other
                        transaction fee.


                             ----------------------


                              PROSPECTUS PAGE II-7

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES

- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.
- You will be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.
- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

                              REDEMPTIONS IN KIND


   If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.


                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS

- The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Funds and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may incur liability if they do not follow these procedures.
- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.

                             ----------------------


                              PROSPECTUS PAGE II-8

SHAREHOLDER SERVICES

                              INFORMATION SERVICES


   24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus, or e-mail us at service@strong-funds.com.



   STRONG DIRECTSM AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the Strong DirectSM automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5550), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). You may also perform an exchange to open a new Strong account provided that your account has the telephone exchange option. Please note that your accounts must be identically registered and you must exchange enough into the new account to meet the minimum initial investment. Your account information is protected by a personal code that you establish.



   STRONG NETDIRECTSM. Available 24 hours a day from your personal computer, Strong netDirectSM allows you to use the Internet to access your Strong Funds account information. You may access specific account history, view current account balances, obtain recent dividend activity, and perform purchases, exchanges, or redemptions among your existing Strong accounts.


   To register for netDirect, please visit our website at http://www.strong-funds.com. Your account information is protected by a personal password and Internet encryption technology. For more information on this service, please call 1-800-359-3379 or e-mail us at service@strong-funds.com.


   STATEMENTS AND REPORTS. At a minimum, each Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.

   Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semi-annual report and an annual report containing audited financial statements.

   To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.

                             ----------------------


                              PROSPECTUS PAGE II-9

   More complete information regarding each Fund's investment policies and services is contained in its SAI, which you may request by calling or writing Strong Funds at the phone number and address on the cover of this Prospectus.

   CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
      1. a written request to change the address,
      2. the account number(s) for which the address is to be changed,
      3. the new address, and
      4. the signatures of all owners of the accounts.
   Please send your request to the address on the cover of this Prospectus. Changes to your accounts' registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.

                              TRANSACTION SERVICES


   EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing or by telephone. By establishing the telephone exchange services, you authorize the Fund and its agents to act upon your instruction by telephone to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase of Fund shares. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Funds, each Fund reserves the right to discontinue the exchange privilege of any shareholder who makes more than five exchanges in a year or three exchanges in a calendar quarter.


REGULAR INVESTMENT PLANS

   Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining

                            -----------------------

                              PROSPECTUS PAGE II-10
markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.


   AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in a Fund from your bank checking or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because each Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.


   PAYROLL DIRECT DEPOSIT PLAN. Once you meet a Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.
   To establish Direct Deposit for your account, call 1-800-368-3863 to obtain an Authorization for Payroll Direct Deposit to a Strong Funds Account form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.

   AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize a Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.
   To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial

                            -----------------------

                              PROSPECTUS PAGE II-11
investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.

   SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.

SPECIAL SITUATIONS

   POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.


   CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Funds. Until a valid corporate resolution or Certification of Authorized Individuals is received by the Fund, services such as telephone and wire redemption will not be established.

   If you are investing as a trustee, please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone and wire redemption will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.

                            -----------------------

                              PROSPECTUS PAGE II-12

   FINANCIAL INTERMEDIARIES. Broker-dealers, financial institutions, and other financial intermediaries that have entered into agreements with the Distributor may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of a Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries' agreement with the Distributor. In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent and/or other administrative services relating to the Fund to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge a commission or other transaction fee for their services. You will not be charged for such fees if your purchase or redeem your Fund shares directly from a Fund without the intervention of a financial intermediary.


   SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Funds will require a signature guarantee for all authorized owners of an account:

- when you add the telephone redemption option to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $25,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer on death account.

   A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                            -----------------------

                              PROSPECTUS PAGE II-13

                                    APPENDIX


RATINGS OF DEBT OBLIGATIONS



   Moody's       Standard &         Fitch
  Investors    Poor's Ratings     Investors
Service, Inc.       Group       Service, Inc.      Definition
-----------------------------------------------------------------
Aaa            AAA              AAA            Highest quality
Aa             AA               AA             High quality
A              A                A              Upper medium grade
Baa            BBB              BBB            Medium grade
Ba             BB               BB             Low grade
B              B                B              Speculative
Caa, Ca, C     CCC, CC, C       CCC, CC, C     Submarginal
D              D                DDD, DD, D     Probably in
                                               default
-----------------------------------------------------------------



ASSET COMPOSITION



   For the fiscal year ended October 31, 1996, the Asset Allocation Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations. For purposes of determining whether a security is investment grade, the Advisor may use the highest rating assigned to that security by any NRSRO. A security rated differently by two or more rating securities is included in the category representing the higher of the ratings assigned to the security.



ASSET ALLOCATION FUND



                    Percentage of    Advisor's Assessment
   S&P     Moody's   Investments    of Not Rated Securities
-----------------------------------------------------------
AAA        Aaa          16.8%                  --
AA         Aa            2.7                   --
A          A             1.9                   --
BBB        Baa           8.4                   --
BB         Ba           10.0                   .1%
B          B              --                   .2
CCC        Caa            .1                   .1
CC         Ca             --                   --
C          C              --                   --
D          D              --                   --
Not Rated                 .4                   --
Total                   40.3%                  .4%
-----------------------------------------------------------


                             ----------------------

                               PROSPECTUS PAGE A-1

                                     NOTES

                                     NOTES

                      STATEMENT OF ADDITIONAL INFORMATION


                          STRONG ASSET ALLOCATION FUND
                           STRONG EQUITY INCOME FUND
                         STRONG AMERICAN UTILITIES FUND
                            STRONG TOTAL RETURN FUND
                         STRONG GROWTH AND INCOME FUND
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201

                           Telephone:  (414) 359-1400
                           Toll-Free:  (800) 368-3863





         This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of the Strong Asset Allocation Fund, Inc. (the "Asset Allocation Fund"); Strong Total Return Fund, Inc. (the "Total Return Fund"); and Strong American Utilities Fund (the "American Utilities Fund"), Strong Equity Income Fund (the "Equity Income Fund"), and Strong Growth and Income Fund (the "Growth and Income Fund"), all of which are series of Strong Conservative Equity Funds, Inc. (individually, a "Fund" and collectively, the "Funds") dated March 1, 1997. Requests for copies of the Prospectus should be made by calling one of the numbers listed above. The financial statements appearing in the Funds' Annual Report, which accompanies this Statement of Additional Information, are incorporated herein by reference.







        This Statement of Additional Information is dated March 1, 1997.

                        STRONG CONSERVATIVE EQUITY FUNDS



TABLE OF CONTENTS                                                                                                         PAGE
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
INVESTMENT POLICIES AND TECHNIQUES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
   Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
   Convertible Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
   Debt Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
   Depositary Receipts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
   Derivative Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
   Energy Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
   Foreign Investment Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
   Foreign Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
   High-Yield (High-Risk) Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
   Illiquid Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
   Lending of Portfolio Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
   Mortgage- and Asset-Backed Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
   Mortgage Dollar Rolls and Reverse Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
   Municipal Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
   Public Utility Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
   Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
   Short Sales Against the Box  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
   Small  and Medium Companies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
   Sovereign Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
   Temporary Defensive Position . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
   Variable- or Floating-Rate Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
   Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
   When-Issued Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
   Zero-Coupon, Step-Coupon and Pay-in-Kind Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
DIRECTORS AND OFFICERS OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
INVESTMENT ADVISOR, SUBADVISOR, AND DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
ADDITIONAL SHAREHOLDER INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
FUND ORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
SHAREHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
PORTFOLIO MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
LEGAL COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1



         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated March 1, 1997, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds.


 This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

         The investment objective of the Asset Allocation Fund is to seek high total return consistent with reasonable risk over the long term. The investment objective of the American Utilities and Equity Income Funds is to seek total return by investing for both income and capital growth. The investment objective of the Total Return and Growth and Income Funds is to seek a high total return by investing for capital growth and income. The Funds' investment objectives and policies are described in detail in the Prospectus under the caption "Investment Objectives and Policies." The following are the Funds' fundamental investment limitations which cannot be changed without shareholder approval.

Each Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.       May not issue senior securities, except as permitted under the 1940
         Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry (however, with respect to the American Utilities Fund only, under normal market conditions, it will invest more than 25% of its total assets in the securities of issuers in the public utility industry).

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

         The following are the Funds' non-fundamental operating policies which may be changed by the Board of Directors of each Fund without shareholder approval.

Each Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, restrictions and policies as the Fund.


6. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.



7. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.



8. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or
         (ii) engaging in repurchase agreements.


         Except for the fundamental investment limitations listed above and each Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of a Fund's Board of Directors. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or a Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Funds' investment objective, policies, and techniques that are described in detail in the Prospectus under the captions "Investment Objectives and Policies" and "Implementation of Policies and Risks."

BORROWING
(ALL FUNDS)

         A Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements) as discussed under "Investment Restrictions." However, a Fund may not purchase securities when bank borrowings exceed 5% of a Fund's total assets. Presently, the Funds only intend to borrow from banks for temporary or emergency purposes.

         The Funds have established a line-of-credit (LOC) with certain banks by which they may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a Fund within sixty days and is not extended or renewed. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders. The Funds pay a commitment fee to the banks for the LOC.

CONVERTIBLE SECURITIES
(ALL FUNDS)

         A Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS
(ALL FUNDS)

         Each Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and a Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

         PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

         MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation.

         CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

         In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs"). Refer to the Appendix for a discussion of securities ratings.

DEPOSITARY RECEIPTS
(ALL FUNDS)

         The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of a Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR and EDR depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

         ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

         A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

DERIVATIVE INSTRUMENTS
(ALL FUNDS)


         IN GENERAL. A Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."


         A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

         An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

         A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

         HEDGING. A Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, the Fund's portfolio. Derivatives may also be used by a Fund to "lock-in" the Fund's realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         MANAGING RISK. A Fund may also use derivative instruments to manage the risks of the Fund's portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in a Fund's portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

         EXCHANGE OR OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. Over-the-counter transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

         RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.


         (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly Strong Capital Management, Inc.'s (the "Advisor") ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect the Advisor's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.


         (2) CREDIT RISK. A Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

         (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instruments used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

         (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

         (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

         (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

         GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, a Fund's ability to use derivative instruments may be limited by certain tax considerations. For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Taxes - Derivative Instruments."

         Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit a Fund's risk to 5% of the Fund's assets.





         The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging a Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of a Fund's assets, as defined under the 1940 Act, the SEC has stated that a Fund may use coverage or the segregation of a Fund's assets. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either: (i) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (ii) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Funds will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


         In some cases a Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).


         OPTIONS. A Fund may use options for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may buy or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

         Each Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

         The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.


         SPREAD TRANSACTIONS. A Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.



         FUTURES CONTRACTS. A Fund may use futures contracts for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. A Fund may enter into futures contracts, including interest rate, index, and currency futures. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Funds than is purchasing the futures contract.


         To the extent required by regulatory authorities, the Funds only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.


         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         FOREIGN CURRENCIES. The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Funds' use of currency-related derivative instruments will be directly related to a Fund's current or anticipated portfolio securities, and the Funds may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on their portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

         For example, a Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

         In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

         A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

         Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Funds will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

         Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to a Fund. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, a Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, a Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While a Fund will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that a Fund will in fact be able to enter into such closing transactions.

         The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

         There will be a cost to a Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. A Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         When required by the SEC guidelines, the Funds will set aside permissible liquid assets in segregated accounts or otherwise cover their respective potential obligations under currency-related derivatives instruments. To the extent a Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

         The Funds' dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Funds reserve the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Funds are not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Funds' securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

         SWAP AGREEMENTS. The Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with each Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, or liquid high grade debt obligations.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated.

         The Funds will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Funds' Prospectus, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

ENERGY COMPANIES
(AMERICAN UTILITIES FUND)

         Under normal market conditions, the Fund anticipates it may invest a substantial portion, but not more than 25%, of its total assets, in the equity securities of energy companies. Accordingly, the performance of this portion of the Fund's investments will depend in part on conditions in the energy industry. The securities of companies in the energy industry are subject to changes in value and dividend yield which depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

FOREIGN INVESTMENT COMPANIES
(ALL FUNDS)

         The Funds may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Funds invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. Each Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

FOREIGN SECURITIES
(ALL FUNDS)

         Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the Securities and Exchange Commission (the "SEC"), nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

         The costs attributable to foreign investing that the Funds must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Funds may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Funds would be subject.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

HIGH-YIELD (HIGH-RISK) SECURITIES
(ALL FUNDS)

         IN GENERAL. The American Utilities, Total Return, and Growth and Income Funds have the authority to invest up to 5% of their respective net assets in non-investment grade debt obligations; the Equity Income Fund has the authority to invest up to 10% of its net assets in non-investment grade debt obligations; and the Asset Allocation Fund has the authority to invest up to, but not including, 35% of its net assets in such securities. Non-investment grade debt obligations (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's, or Fitch 4 by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a discussion of securities ratings.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower- quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

         CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

         LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.


         LEGISLATION. Legislation may be adopted, from time to time designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.


ILLIQUID SECURITIES
(ALL FUNDS)

         The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, a Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit each Fund's investments in illiquid securities to 10% of its net assets.

          The Board of Directors of each Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Funds' Board of Directors.


         The Board of Directors of each Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (i) the frequency of trades or quotes for a security, (ii) the number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (vi) any other relevant factors. The Advisor may determine

4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two nationally rated statistical rating organizations ("NRSRO"), or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (iii) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to a Fund's foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.


         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.


         Each Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

LENDING OF PORTFOLIO SECURITIES
(ALL FUNDS)

         Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Funds are authorized to lend, the Funds do not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Funds will retain authority to terminate any loans at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.

MORTGAGE- AND ASSET-BACKED SECURITIES
(ALL FUNDS)

         Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

         Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.


         The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- and asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.


         While many mortgage- and asset-backed securities are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class mortgage- and asset-backed securities
are issued for two main reasons.   First, multiple classes may be used as a
method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-mortgage- or asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

         Mortgage- and asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of a Fund.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS
(ALL FUNDS)

         The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing".) When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.


         Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing".)


         The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

MUNICIPAL OBLIGATIONS
(ASSET ALLOCATION FUND)

         General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Municipal obligations include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objective.

         Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

PUBLIC UTILITY COMPANIES
(AMERICAN UTILITIES FUND)

         Under normal conditions at least 65% of the Fund's total assets will be invested in the equity securities of public utility companies headquartered in the United States. Accordingly, the Fund's performance will depend in part on conditions in the public utility industry. Stocks of public utility companies have traditionally been attractive to more conservative stock market investors because they generally have paid consistent and above-average dividends. The Fund's investments in public utility securities may or may not pay consistent and above-average dividends. Moreover, the securities of public utility companies can still be affected by the risks of the stock market as well as factors specific to public utility companies. Government regulation of public utility companies can limit their ability to expand their businesses or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by increases in fuel and other operating costs; high costs of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes. Some public utility companies are facing increased competition, which may reduce their profits.
All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole. Securities issued by public utility companies are particularly sensitive to movements in interest rates; therefore, the equity securities of such companies are more affected by changes in interest rates than are the equity securities of other issuers.

REPURCHASE AGREEMENTS
(ALL FUNDS)

         Each Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

SHORT SALES AGAINST THE BOX
(ALL FUNDS)

         Each Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that a Fund owns or has the right to acquire, for delivery at a specified date in the future. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.


SMALL  AND MEDIUM COMPANIES
(ALL FUNDS)



         The Funds may invest a substantial portion of their assets in small and medium companies. While small and medium companies generally have the potential for rapid growth, investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.

SOVEREIGN DEBT
(ASSET ALLOCATION FUND)

         Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

         To the extent that a country has a current account deficit (generally when it exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected, by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

         Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Funds. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

         Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.
The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

         The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

         There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

         Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

TEMPORARY DEFENSIVE POSITION
(ALL FUNDS)

         When the Advisor determines that market conditions warrant a temporary defensive position, the Total Return Fund may invest up to 40% of its net assets, and the Asset Allocation, American Utilities, Equity Income and Growth and Income Funds may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

VARIABLE- OR FLOATING-RATE SECURITIES
(ALL FUNDS)

         The Funds may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

         Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, each Fund may consider that instrument's maturity to be shorter than its stated maturity.

         Variable-rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Funds may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Funds may invest. The Advisor, on behalf of the Funds, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Funds' portfolio.

         Each Fund will not invest more than 15% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Restrictions.") In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets a Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

         In determining a Fund's weighted average portfolio maturity, a Fund will consider a floating or variable rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and
(iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at amortized cost following the readjustment in the interest rate.


WARRANTS
(ALL FUNDS)


         Each Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


WHEN-ISSUED SECURITIES
(ALL FUNDS)


         Each Fund may from time to time purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that their net asset values will be adversely affected by purchases of securities on a when-issued basis.


         To the extent required by the SEC, the Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES
(ALL FUNDS)

         The Funds may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                      DIRECTORS AND OFFICERS OF THE FUNDS


         Directors and officers of the Funds, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 25 registered open-end management investment companies consisting of 38 mutual funds, which are managed by the Advisor (the "Strong Funds"). The Strong Funds, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each Strong Fund. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.


*RICHARD S. STRONG (DOB 5/12/42), Director and Chairman of the Board of the
Funds.


         Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a Director of the Advisor. Mr. Strong has been in the investment management business since 1967. Mr. Strong has served the Funds as follows:


         DIRECTOR - Asset Allocation Fund (since December 1981); Total Return Fund (since December 1981); American Utilities Fund (since April
         1993); Equity Income Fund (since October 1995); and Growth and Income Fund (since October 1995).

         CHAIRMAN - Asset Allocation Fund (since July 1986); Total Return Fund (since July 1986); American Utilities Fund (since April 1993); Equity Income Fund (since October 1995); and Growth and Income Fund (since October 1995).

MARVIN E. NEVINS (DOB 7/19/18), Director of the Funds.

         Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served the Funds as follows:

         DIRECTOR - Asset Allocation Fund (since December 1981); Total Return Fund (since December 1981); American Utilities Fund (since April
         1993); Equity Income Fund (since October 1995); and Growth and Income Fund (since October 1995).

WILLIE D. DAVIS (DOB 7/24/34), Director of the Funds.

         Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served the Funds as follows:

         DIRECTOR - American Utilities Fund (since July 1994); Asset Allocation Fund (since July 1994); Total Return Fund (since July 1994); Equity Income Fund (since October 1995); and Growth and Income Fund
         (since October 1995).

*JOHN DRAGISIC (DOB 11/26/40), President and Director of the Funds.


         Mr. Dragisic has been President of the Advisor since October 1995, and a Director of the Advisor and Distributor since July 1994. Mr. Dragisic served as Vice Chairman of the Advisor from July 1994 until October 1995. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the Inter American Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin-Madison, and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served the Funds as follows:


         DIRECTOR - Asset Allocation Fund (July 1991 until July 1994, and since April 1995); Total Return Fund (July 1991 until July 1994, and since April 1995); American Utilities Fund (April 1993 until July 1994, and since April 1995); Equity Income Fund (since October 1995); and Growth and Income Fund (since October 1995).

         VICE CHAIRMAN - American Utilities Fund (July 1994 until October
         1995); Asset Allocation Fund (July 1994 until October 1995); and Total Return Fund (July 1994 until October 1995).

         PRESIDENT - American Utilities Fund (since November 1995); Asset Allocation Fund (since November 1995); Equity Income Fund (since November 1995); Growth and Income Fund (since November 1995); and Total Return Fund (since November 1995).

STANLEY KRITZIK (DOB 1/9/30), Director of the Funds.

         Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. Mr. Kritzik has served the Funds as follows:

         DIRECTOR - American Utilities Fund (since April 1995); Asset Allocation Fund (since April 1995); Total Return Fund (since April
         1995); Equity Income Fund (since October 1995); and Growth and Income Fund (since October 1995).

WILLIAM F. VOGT (DOB 7/19/47), Director of the Funds.

         Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. Mr. Vogt has served the Funds as follows:

         DIRECTOR - American Utilities Fund (since April 1995); Asset Allocation Fund (since April 1995); Total Return Fund (since April
         1995); Equity Income Fund (since October 1995); and Growth and Income Fund (since October 1995).

LAWRENCE A. TOTSKY (DOB 5/6/59), C.P.A., Vice President of the Funds.

         Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from December 1992 to September 1994. Mr. Totsky acted as the Advisor's Manager of Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has served the Funds as follows:

         VICE PRESIDENT - Asset Allocation Fund (since May 1993); Total Return Fund (since May 1993); American Utilities Fund (since April 1993); Equity Income Fund (since October 1995); and Growth and Income Fund (since October 1995).

THOMAS P. LEMKE (DOB 7/30/54), Vice President of the Funds.

         Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc.

For two years prior to that, Mr. Lemke was Of Counsel at the Washington D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble & Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has served the Funds as follows:


         VICE PRESIDENT - American Utilities Fund (since October 1994); Asset Allocation Fund (since October 1994); Total Return Fund (since October
         1994); Equity Income Fund (since October 1995); and Growth and Income Fund (since October 1995).






STEPHEN J. SHENKENBERG (DOB 6/14/58), Vice President and Secretary of the
Funds.




         Mr. Shenkenberg has been Deputy General Counsel to the Advisor since November 1996. From December 1992 until November 1996, Mr. Shenkenberg acted as Associate Counsel to the Advisor. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm. Mr. Shenkenberg has served the Funds as follows:



         VICE PRESIDENT - American Utilities Fund (since April 1996); Asset Allocation Fund (since April 1996); Total Return Fund (since April
         1996); Equity Income Fund (since April 1996); and Growth and Income Fund (since April 1996).



         SECRETARY - American Utilities Fund (since October 1996); Asset Allocation Fund (since October 1996); Total Return Fund (since October
         1996); Equity Income Fund (since October 1996); and Growth and Income Fund (since October 1996).


JOHN S. WEITZER (DOB 10/31/67), Vice President of the Funds.

         Mr. Weitzer has been an Associate Counsel of the Advisor since July 1993. Mr. Weitzer has served the Funds as follows:


         VICE PRESIDENT - American Utilities Fund (since January 1996); Asset Allocation Fund (since January 1996); Total Return Fund (since January
         1996); Equity Income Fund (since January 1996); and Growth and Income Fund (since January 1996).






         Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.



         In addition to the positions listed above, the following individuals also hold the following positions with Strong Holdings, Inc. ("Holdings"), a Wisconsin corporation and subsidiary of the Advisor; Strong Funds Distributors, Inc., the Fund's underwriter ("Distributors"), Heritage Reserve Development Corporation ("Heritage"), and Strong Service Corporation ("SSC"), each of which is a Wisconsin corporation and subsidiary of Holdings; Fussville Real Estate Holdings L.L.C. ("Real Estate Holdings") and Sherwood Development L.L.C. ("Sherwood"), each of which is a Wisconsin Limited Liability Company and subsidiary of the Advisor and Heritage; and Fussville Development L.L.C. ("Fussville Development"), a Wisconsin Limited Liability Company and subsidiary of the Advisor and Real Estate Holdings:


RICHARD S. STRONG:

         CHAIRMAN AND A DIRECTOR - Holdings and Distributors (since October
1993); Heritage (since January 1994); and SSC (since November 1995).



         CHAIRMAN AND A MEMBER OF THE MANAGING BOARD - Real Estate Holdings and Fussville Development (since December 1995 and February 1994, respectively); and Sherwood (since October 1994).

JOHN DRAGISIC:

         PRESIDENT AND A DIRECTOR - Holdings (since December 1995 and July 1994, respectively); Distributors (since September 1996 and July 1994, respectively); Heritage (since May 1994 and August 1994, respectively); and SSC (since November 1995).



         VICE CHAIRMAN AND A MEMBER OF THE MANAGING BOARD - Real Estate and Fussville Development (since December 1995 and August 1994, respectively); and Sherwood (since October 1994).



THOMAS P. LEMKE:

         VICE PRESIDENT - Holdings, Heritage, Real Estate Holdings, and Fussville Development (since December 1995); Distributors (since October 1996); Sherwood (since October 1994); and SSC (since November
         1995).




STEPHEN J. SHENKENBERG:

         VICE PRESIDENT AND SECRETARY - Distributors (since December 1995).



         SECRETARY - Holdings, Heritage, Fussville Development, Real Estate Holdings, and Sherwood (since December 1995); and SSC (since November
         1995).



         As of January 31, 1997, the officers and directors of the Funds in the aggregate beneficially owned less than 1% of each Fund's then outstanding shares.


                             PRINCIPAL SHAREHOLDERS


         As of January 31, 1997, no persons owned of record or are known by the Funds to own of record more than 5% of a Fund's then outstanding shares.



                INVESTMENT ADVISOR, SUBADVISOR, AND DISTRIBUTOR



         The Advisor to the Funds is Strong Capital Management, Inc. Mr. Richard S. Strong controls the Advisor. Mr. Strong is the Chairman and a Director of the Advisor, Mr. Dragisic is the President and a Director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary, and General Counsel of the Advisor, Mr. Shenkenberg is Vice President, Assistant Secretary, and Deputy General Counsel of the Advisor, and Mr. Weitzer is Associate Counsel of the Advisor. A brief description of each Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Funds - Management."


         The Advisory Agreements for the American Utilities, Asset Allocation, and Total Return Funds, dated May 1, 1995, were last approved by shareholders at the annual meeting of shareholders held on April 13, 1995. The Advisory Agreements for the Equity Income and Growth and Income Funds, dated December 28, 1995, were last approved by its shareholders on December 28, 1995, and will remain in effect for a period of two years. Each Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must also be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

         Under the terms of each Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. In addition, the Advisory Agreement between the Advisor and the American Utilities Fund authorizes the Advisor to delegate its duties under that agreement to another advisor. As discussed below, the Advisor has retained W.H. Reaves & Co., Inc. as Subadvisor with respect to the American Utilities Fund's investments. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of each Fund. In addition, the Advisor places all orders for the purchase and sale of each Fund's portfolio securities at the Fund's expense.


         As compensation for its services, the American Utilities, Growth and Income, and Equity Income Funds pay to the Advisor a monthly management fee at the annual rate of .75%, .80%, and .80%, respectively, of each Fund's average daily net asset value, and the Asset Allocation and Total Return Funds pay to the Advisor a monthly management fee at the annual rate of .85% of the first $35,000,000 of the Fund's average daily net asset value and at the annual rate of .80% of the Fund's average daily net asset value in excess of $35,000,000. (See "Shareholder Manual - Determining Your Share Price" in the Prospectus.) From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Fund. The organizational expenses of the American Utilities Fund, which were $35,100, were advanced by the Advisor and will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception. The organizational expenses of the Equity Income and Growth and Income Funds, which were $30,003 and $29,335, respectively, were advanced by the Advisor and will be reimbursed by each Fund over a period not more than 60 months from each Fund's date of inception.



         The following table sets forth certain information concerning management fees for each Fund for the fiscal year ended October 31, 1996, the ten-month fiscal year ended October 31, 1995, and for the fiscal years ended December 31, 1994; and December 31, 1993:



                                      Management Fee
                                         Incurred        Management Fee      Management Fee
                                         by Fund             Waiver           Paid by Fund
                                        ----------          -------           ------------
         Asset Allocation Fund
                                        $1,843,753         $      0            $1,843,753
           1993
                                        $2,077,850         $      0            $2,077,850
           1994
                                        $1,679,120         $      0            $1,679,120
           1995*
                                        $2,137,987         $      0            $2,137,987
           1996

         American Utilities Fund
                                        $   71,977         $ 71,977            $        0
           1993(1)
                                        $  262,428         $208,638            $   53,790
           1994
                                        $  382,467         $      0            $  382,467
           1995*
                                        $  946,683         $      0            $  946,683
           1996

         Total Return Fund
                                        $4,614,268         $      0            $4,614,268
           1993
                                        $4,973,614         $      0            $4,973,614
           1994
                                        $4,220,838         $      0            $4,220,838
           1995*
                                        $5,761,030         $      0            $5,761,030
           1996

         Equity Income Fund
                                        $  109,474         $      0            $  109,474
           1996

         Growth and Income Fund
                                        $   40,776         $      0            $   40,776
           1996

_____________________________
(1)  Commenced operations on July 1, 1993.
*     For the ten-month fiscal year ended October 31, 1995.


         Each Advisory Agreement requires the Advisor to reimburse a Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the management's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for a Fund in addition to the reimbursement of expenses in excess of applicable limitations.


         On July 12, 1994, the Securities and Exchange Commission (the "SEC") filed an administrative action (the "Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.



         On June 6, 1996, the Department of Labor (the "DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) (the "Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.


         As indicated above, the Subadvisor to the American Utilities Fund is W.H. Reaves & Co., Inc. (the "Subadvisor"). The American Utilities Fund's subadvisory agreement, dated June 25, 1993 (the "Subadvisory Agreement"), was last approved by shareholders at the annual meeting of shareholders held on April 13, 1995. Under the terms of the Subadvisory Agreement, the Subadvisor furnishes investment advisory and portfolio management services to the Fund with respect to its investments. The Subadvisor is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment therein and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because the Subadvisor is a member of the New York Stock Exchange, it is anticipated that the Subadvisor will directly effect purchases and sales of securities on the Exchange and be paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's-length transactions. (See "Portfolio Transactions and Brokerage.") During the term of the Subadvisory Agreement, the Subadvisor will bear all expenses incurred by it in connection with its services under such agreement.


         The Subadvisory Agreement requires the Advisor, not the American Utilities Fund, to pay the Subadvisor a fee, computed and paid monthly, at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets plus 40% of the Advisor's net management fee (after any waivers thereof) on that portion of the Fund's average daily net assets in excess of $200 million, except that the foregoing percentage will be 50% on average daily net assets between $1.0 billion and $1.5 billion. For the fiscal year ended December 31, 1994, the ten-month fiscal year ended October 31, 1995, and for the fiscal year ended October 31, 1996, the Subadvisor received $172,423, $237,408, and $650,387, respectively, in subadvisory fees from the Advisor pursuant to the Subadvisory Agreement.


         The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors of the American Utilities Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Subadvisor. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days' notice, immediately in the event that the Subadvisor becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason. The Subadvisory Agreement may be terminated by the Subadvisor upon 180 days' notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.

         Except for expenses assumed by the Advisor, and the Subadvisor if applicable, as set forth above, or by the Distributor, as described below with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions and similar expenses; organizational expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distributing Prospectuses and quarterly financial statements to existing shareholders; charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, and printing of stock certificates; and fees for directors who are not "interested persons" of the Advisor.



         The Funds and the Advisor have adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Funds, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Funds and the Advisor's other clients ahead of their own.



         The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Funds) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Funds), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons who are portfolio managers may not trade in securities which have been purchased or sold by any mutual fund or other account managed by the portfolio manager.


         In addition, the Subadvisor to the American Utilities Fund has also adopted a Code of Ethics (the "Reaves Code") which is identical to the Code discussed above in all but two respects. First, instead of a flat prohibition against profiting on short-term trading in securities, the Reaves Code gives a Reaves' compliance official the authority to require forfeiture of such profits if such person believes that the profits were gained at the expense of an advisory client. Second, the Reaves Code modifies the seven day trading "black out" period as contained in the Code to prohibit only like transactions by a portfolio manager (e.g., a purchase by both the American Utilities Fund and a portfolio manager of the Fund) within seven calendar days of the establishment of an initial position or liquidation of a position of the same securities by the Fund or other account of the Subadvisor managed by that portfolio manager.


         The Advisor and the Subadvisor provide investment advisory services for multiple clients and may give advice and take action, with respect to any client, that may differ from the advice given, or the timing or nature of action taken, with respect to any one account. However, the Advisor and the Subadvisor will allocate over a period of time, to the extent practical, investment opportunities to each account on a fair and equitable basis relative to other similarly-situated client accounts. The Advisor and the Subadvisor, its principals and associates (to the extent not prohibited by the Code or, with respect to the Subadvisor, the Reaves Code), and other clients of the Advisor and the Subadvisor may have, acquire, increase, decrease, or dispose of securities or interests therein at or about the same time that the Advisor and the Subadvisor is purchasing or selling securities or interests therein for an account that are or may be deemed to be inconsistent with the actions taken by such persons.



         From time to time the Advisor votes the shares owned by the Funds according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

         Under a Distribution Agreement dated December 1, 1993 with the American Utilities, Asset Allocation, and Total Return Funds and a Distribution Agreement dated December 28, 1995 for the Equity Income and the Growth and Income Funds (the "Distribution Agreement"), Strong Funds Distributors, Inc. acts as underwriter of each Fund's shares ("Distributor"). Each Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Funds are "no-load" funds, no sales commissions are charged on the purchase of Fund shares. Each Distribution Agreement further provides that the Distributor will bear the costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and other costs attributable to the distribution of a Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. Prior to December 1, 1993, the Advisor acted as underwriter for the American Utilities, Asset Allocation, and Total Return Funds. On December 1, 1993, the Distributor succeeded to the broker-dealer registration of the Advisor and, in connection therewith, the Distribution Agreements for the American Utilities, Asset Allocation, and Total Return Funds were executed on substantially identical terms as the former distribution agreement with the Advisor as distributor. Each Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreements.

         From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor, and the Subadvisor with respect to the American Utilities Fund only, are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor, and the Subadvisor, to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor, and the Subadvisor, or the Funds. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commissions. In selecting broker-dealers and in negotiating commissions, the Advisor, and the Subadvisor, consider a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker.
Brokerage will not be allocated based on the sale of a Fund's shares.


         The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for a Fund, other mutual funds managed by the Advisor, and other Advisory clients (collectively, the "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interests of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.



         With respect to the American Utilities Fund only, because the Subadvisor is a member of the New York Stock Exchange, it expects to act as a broker for transactions in the Fund's securities. In order for the Subadvisor to effect any portfolio transactions for the American Utilities Fund on an exchange, the commissions, fees or other remuneration received by the Subadvisor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Subadvisor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. During the fiscal year ended December 31, 1993 and 1994, the ten-month fiscal year ended October 31, 1995, and the fiscal year ended October 31, 1996, the American Utilities Fund paid approximately $68,000, $136,000, $176,000, and $357,280, respectively, to the Subadvisor in brokerage commissions. The payments made to the Subadvisor during the ten-month fiscal year ended October 31, 1995, represent 100% of the Fund's aggregate brokerage commissions paid during the year.


         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).


         In carrying out the provisions of the Advisory Agreements, and Subadvisory Agreement if applicable, the Advisor, and Subadvisor, may cause the Funds to pay a broker, which provides brokerage and research services to the Advisor, or Subadvisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor, and Subadvisor, believe it is important to the decision-making process to have access to independent research. Each Advisory Agreement provides that such higher commissions will not be paid by a Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by a Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fees paid by a Fund under its Advisory Agreement are not reduced as a result of the Advisor's receipt of research services. The following table sets forth certain information concerning brokerage commissions paid by each Fund for the fiscal year ended October 31, 1996, the ten-month fiscal year ended October 31, 1995, and for the fiscal years ended December 31, 1994 and December 31, 1993.



      American Utilities Fund(1)        Brokerage Commissions
      --------------------------        ---------------------
          1993                               $    71,000
          1994                               $   136,000
          1995*                              $   176,000
          1996                               $   357,280

      Asset Allocation Fund
      ---------------------
          1993                               $  630,000
          1994                               $  626,000
          1995*                              $  942,000
          1996                               $1,679,795

      Total Return Fund
      -----------------
          1993                               $4,309,000
          1994                               $4,403,000
          1995*                              $3,863,000
          1996                               $6,418,764

      Equity Income Fund
      ------------------
          1996                               $   88,859

      Growth and Income Fund
      ----------------------
          1996                               $   43,466

_____________________________
 (1)  Commenced operations on  July 1, 1993.
*      For the ten-month fiscal year ended October 31, 1995.

         Generally, research services provided by brokers include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In such cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

         Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Funds and other advisory clients.

         From time to time, the Advisor may purchase new issues of securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

         Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Funds and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

         The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e) the Advisor allocates brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

         The Advisor may direct the purchase of securities on behalf of the Funds and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

         The Advisor and Subadvisor place portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Advisor, and Subadvisor, in servicing all of their accounts; not all of such services may be used by the Advisor, and Subadvisor, in connection with the Funds. In the opinion of the Advisor, it is not possible to separately measure the benefits from research services to each of the accounts (including the Funds) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

         The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

         Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures (the "procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.

         The procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number of other deals the client has participated in during the past year.

         Where more than one of the Advisor portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected Advisor allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on the relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

         When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a de minimis allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.


         For the fiscal period ended October 31, 1996, the Total Return Fund's portfolio turnover rate was 502.4%. This portfolio turnover rate was higher than anticipated primarily because the Fund repositioned its portfolio in light of its investment objective, policies, and the then prevalent market environment.



         As of October 31, 1996, the Asset Allocation Fund had acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents in the following amounts:



                       Regular Broker or Dealer or Parent Issuer           Value of Securities Owned as of October 31, 1996
                       -----------------------------------------           ----------------------------------------------------

                                                                                                  -----
                                     Salomon, Inc.                                              $9,000,000
                         Merrill Lynch, Pierce, Fenner & Smith                                 $   567,000



                                   CUSTODIAN

         As custodian of the Funds' assets, Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Funds. The custodian is in no way responsible for any of the investment policies or decisions of the Funds.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         The Advisor acts as transfer agent and dividend-disbursing agent for the Funds. The Advisor is compensated based on an annual fee per open account of $21.75 plus certain out-of-pocket expenses and a $4.20 charge per account per annum on all closed accounts, payable monthly. The Advisor also acts as investment advisor for the Funds. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreements. In addition, the Advisor provides certain printing and mailing services for the Funds, such as printing and mailing of shareholder account statements, checks, and tax forms.


         The following table sets forth certain information concerning amounts paid by each Fund for transfer agency and dividend disbursing and printing and mailing services for the fiscal year ended October 31, 1996, the ten-month fiscal year ended October 31, 1995, and for the fiscal years ended December 31, 1994 and December 31, 1993:


      Transfer Agency and Dividend Disbursement Services Charges Incurred


                            Per                          Printing and        Amounts        Net Amount
                          Account        Out-of-Pocket     Mailing         Absorbed By       Paid By
    Fund                  Charges           Expenses       Services          Advisor           Fund
  --------                -------           --------       --------          -------          -----
Asset Allocation Fund
         1993          $   524,693         $ 64,072         $ 12,746      $       0        $   601,511
         1994          $   594,683         $158,509         $ 14,340      $       0        $   767,532
         1995*         $   461,676         $ 69,276         $  9,691      $       0        $   540,643
         1996          $   539,817         $ 56,770         $ 10,861      $       0        $   607,448
American Utilities Fund
         1993(1)       $         0         $      0         $      0      $       0        $         0
         1994          $    56,756         $    451         $    798      $       0        $    58,005
         1995*         $   161,976         $ 19,487         $  2,247      $       0        $   183,710
         1996          $   327,694         $ 28,507         $  4,880      $       0        $   361,081
Total Return Fund
         1993          $ 1,596,596         $360,677         $ 37,559      $       0        $ 1,994,832
         1994          $ 1,617,511         $341,401         $ 36,448      $       0        $ 1,995,360
         1995*         $ 1,235,853         $167,928         $ 24,187      $       0        $ 1,427,968
         1996          $ 1,336,369         $140,595         $ 29,532      $       0        $ 1,706,496
Equity Income Fund
         1996          $    20,372         $  3,944         $    300      $       0        $    24,616
Growth and Income Fund
         1996          $    17,100         $  4,375         $    398      $       0        $    21,873
----------------------------------------------------------------------


(1)      The American Utilities Fund commenced operations on July 1, 1993.
*        For the ten-month fiscal year ended October 31, 1995.


         From time to time, the Funds, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide transfer agent and other administrative services relating to the Funds to persons who beneficially own interests in the Funds, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to a Fund, transmitting, on behalf of a Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Funds will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Funds are currently paying the Advisor for providing these services to Fund shareholders.

                                     TAXES

GENERAL

         As indicated under "About the Funds - Distributions and Taxes" in the Prospectus, each Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, (the "Code"). This qualification does not involve government supervision of the Funds' management practices or policies.

         In order to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirements") and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following that was held for less than three months -- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities), or forward contracts ("30% Limitation");
(3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the Code.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TRANSACTIONS

         Interest and dividends received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

         Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

DERIVATIVE INSTRUMENTS

         The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into foreign currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Funds intend that, when they engage in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available or is not elected by a Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

         For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, and forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by a Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

         Each Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, a Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because a Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce a Fund's ability to sell other securities, or certain options, futures, or forward currency contracts, held for less that three months that it might wish to sell in the ordinary course of its portfolio management.

         The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Funds - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on each Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts each Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes a Fund's tax treatment, could adversely affect the value of a shareholder's investment in a Fund. Because each Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of a Fund and the federal, state, and local tax consequences to shareholders of an investment in a Fund.

                        DETERMINATION OF NET ASSET VALUE

         As set forth in the Prospectus under the caption "Shareholder Manual - Determining Your Share Price," the net asset value of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

         Debt obligations are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt obligations without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of each Fund. Debt obligations having remaining maturities of 60 days or less are valued by the amortized cost method when a Fund's Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

                       ADDITIONAL SHAREHOLDER INFORMATION


TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES


         The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.


REDEMPTION-IN-KIND



         The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which obligates each Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders. Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.


RETIREMENT PLANS


Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred IRA. The Strong Funds offer a prototype plan for you to establish your own IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your IRA (or up to $4,000 between your IRA and your non-working spouses' IRA). Under certain circumstances, your contribution will be deductible.



Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or Code section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.



Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.



Salary Reduction Simplified Employee Pension Plan (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 31, 1997 may still open accounts for new employees.



Simplified Incentive Match Plan for Employees (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,000, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.



Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).



401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.


403(b)(7) Plan: A tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Code is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

                               FUND ORGANIZATION

         Each Corporation was organized on the following dates and currently has the following authorized shares of capital stock:


                                           Incorporation   Date Series        Authorized           Par
               Corporation                     Date          Created            Shares          Value ($)
Strong Asset Allocation Fund, Inc.(1)        09/03/81                         Indefinite               .01
Strong Conservative Equity Funds,            12/28/90                         Indefinite            .00001
Inc.(2)
  - Strong American Utilities Fund                           12/28/90         Indefinite            .00001
  - Strong Equity Income Fund                                10/27/95         Indefinite            .00001
  - Strong Growth and Income Fund                            10/27/95         Indefinite            .00001
Strong Total Return Fund, Inc.                9/03/81                         Indefinite               .01


(1)  Prior to December 21, 1994, the Fund's name was Strong Investment Fund,
     Inc.
(2) Prior to April 17, 1995, the Fund's name was Strong American Utilities Fund, Inc.


         The Asset Allocation and Total Return Funds are Wisconsin corporations (each a "Corporation") that are authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The American Utilities, Equity Income, and Growth and Income Funds are series of common stock of Strong Conservative Equity Funds, Inc., a Wisconsin corporation (a "Corporation") that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for each of the Corporations provides that if additional classes of shares are issued by a Corporation, such new classes of shares may not affect the preferences, limitations or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of each Corporation is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of a Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporations have no preemptive, conversion, or subscription rights. If a Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.


                              SHAREHOLDER MEETINGS

         The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporations, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Each Corporation has adopted the appropriate provisions in their Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

         Each Corporation's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of the Corporation shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Corporation shall give not less than ten nor more than sixty days notice of the special meeting.

                            PERFORMANCE INFORMATION

         As described in the "About the Funds - Performance Information" section of the Funds' Prospectus, each Fund's historical performance or return may be shown in the form of "average annual total return," "total return," and "cumulative
total return."   In addition, each Fund's performance may be shown in the form of "yield" and "distribution rate." From time to time, the Advisor may agree to waive or reduce its management fee and to absorb certain operating expenses for a Fund. Without these waivers and absorption of expenses, the performance results for the Funds noted herein would have been lower. All performance and returns noted herein are historical and do not represent the future performance of the Funds.

YIELD

         A Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for the Fund is based on a one month or 30-day period. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                                               6
                           YIELD = 2[( a-b + 1)  - 1]
                                       ---
                                       cd

                 Where a = dividends and interest earned during the period. b = expenses accrued for the period (net of reimbursements).
                          c = the average daily number of shares outstanding
                              during the period that were entitled to
                              receive dividends.
                          d = the maximum offering price per share on the last
                              day of the period.


         For the 30-day period ended October 31, 1996, the American Utilities Fund's yield was 3.24%. In computing its yield, the Fund follows certain standardized accounting practices specified by rules of the SEC. These practices are not necessarily consistent with those that the Fund uses to prepare annual and interim financial statements in conformity with generally accepted accounting principles.


DISTRIBUTION RATE

         The distribution rate for the a Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains. Therefore, a Fund's distribution rate may be substantially different than its yield. Both a Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

         The Funds' average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for various periods are set forth in the table below.

TOTAL RETURN

         Calculation of each Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the table below.

CUMULATIVE TOTAL RETURN

         Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

         A Fund's performance figures are based upon historical results and do not represent future performance. Each Fund's shares are sold at net asset value per share. The Funds' returns and net asset value will fluctuate and shares are redeemable at the then current net asset value of each Fund, which may be more or less than original cost. Factors affecting a Fund's performance include general market conditions, operating expenses, and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.


                 The figures below show performance information for the various periods ended October 31, 1996. No adjustment has been made for taxes, if any, payable on dividends. Securities prices fluctuated during these periods.


ASSET ALLOCATION FUND


                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial
                           $10,000         Ending Value     Percentage        Percentage
                          Investment     October 31, 1996    Increase          Increase
                          -------------------------------------------------------------
    Life of Fund(1)        $10,000         $ 66,091            560.91%           13.58%
    Ten Years              $10,000         $ 22,114            121.14%            8.26%
    Five Years             $10,000         $ 15,745             57.45%            9.50%
    One Year               $10,000         $ 10,946              9.46%            9.46%


_______________________
    (1)  Commenced operations on December 30, 1981.

AMERICAN UTILITIES FUND


                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial
                           $10,000         Ending Value     Percentage        Percentage
                          Investment     October 31, 1996    Increase          Increase
                          -------------------------------------------------------------
    Life of Fund(1)        $10,000         $14,356              43.56%           11.46%
    One Year               $10,000         $11,117              11.17%           11.17%


_______________________
    (1) Commenced operations on July 1, 1993.

TOTAL RETURN FUND


                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial
                           $10,000         Ending Value     Percentage        Percentage
                          Investment     October 31, 1996    Increase          Increase
                          -------------------------------------------------------------
    Life of Fund(1)        $10,000         $ 83,480            734.80%           15.38%
    Ten Years              $10,000         $ 26,567            165.67%           10.26%
    Five Years             $10,000         $ 18,536             85.36%           13.14%
    One Year               $10,000         $ 11,803             18.03%           18.03%

_______________________
    (1) Commenced operations on December 30, 1981.


EQUITY INCOME FUND



                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial
                           $10,000         Ending Value     Percentage        Percentage
                          Investment     October 31, 1996    Increase          Increase
                          -------------------------------------------------------------
    Life of Fund(1)        $10,000          $12,151             21.51%           21.51%



_______________________
    (1) Commenced operations on December 29, 1995.



GROWTH AND INCOME FUND



                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial
                           $10,000         Ending Value     Percentage        Percentage
                          Investment     October 31, 1996    Increase          Increase
                          -------------------------------------------------------------
    Life of Fund(1)        $10,000          $12,419             24.19%           24.19%



_______________________
    (1) Commenced operations on December 29, 1995.





         The American Utilities, Asset Allocation, Equity Income, Growth and Income, and Total Return Funds' total return for the three months ending January 31, 1997 were 7.16%, 7.45%, 10.19%, 10.59%, and 8.79%, respectively.


COMPARISONS

(1)      U.S. TREASURY BILLS, NOTES, OR BONDS
         Investors may want to compare the performance of a Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

(2)      CERTIFICATES OF DEPOSIT
         Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

(3)      MONEY MARKET FUNDS
         Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS
         From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. A Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. A Fund's performance may also be compared to the average performance of its Lipper category.

 (5)     MORNINGSTAR, INC.
         A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

(6)      INDEPENDENT SOURCES
         Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for Fund performance and articles about a Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters.

(7)      INDICES
         The Funds may compare their performance to a wide variety of indices including the following:

                 (a)      The Consumer Price Index
                 (b)      Dow Jones Average of 30 Industrials
                 (c)      Dow Jones Utility Average
                 (d)      Standard & Poor's 500 Stock Index
                 (e)      Standard & Poor's Utility Index
                 (f)      NASDAQ Over-the-Counter Composite Index
                 (g)      Russell 1000 Stock Index
                 (h)      Russell 1000 Growth Index
                 (i)      Russell 2000 Small Stock Index
                 (j)      Russell 2500 Stock Index
                 (k)      Russell 3000 Stock Index
                 (l)      Russell Midcap Index
                 (m)      Russell Midcap Growth Index
                 (n)      Salomon Brothers 3-Month Treasury Bill Index
                 (o)      Salomon Brothers Broad Investment-Grade Bond Index
                 (p)      Lehman Brothers Aggregate Bond Index
                 (q)      Lehman Brothers Intermediate Government/Corporate
                          Bond Index
                 (r) A blended index consisting of: Standard & Poor's 500 Stock Index (40% weighted), Salomon Brothers Broad Investment-Grade Bond Index (40% weighted), and Salomon Brothers 3-Month Treasury Bill Index (20% weighted)
                 (s) A blended index consisting of: Standard & Poor's 500 Stock Index (40% weighted), Lehman Brothers Intermediate Government/Corporate Bond Index (40% weighted), and Salomon Brothers 3-Month Treasury Bill Index (20% weighted)

          There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices which are noted herein.

 (8)     HISTORICAL ASSET CLASS RETURNS
         From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

 (9)     STRONG FAMILY OF FUNDS
         The Strong Family of Funds offers a comprehensive range of conservative to aggressive investment options. All of the members of the Strong Family and their investment objectives are listed below. The Funds are listed in ascending order of risk and return, as determined by the Funds' Advisor.


FUND NAME                           INVESTMENT OBJECTIVE
 Strong Money Market Fund           Current income, a stable share price, and daily liquidity.
 Strong Heritage Money Fund         Current income, a stable share price, and daily liquidity.
 Strong Municipal Money Market      Federally tax-exempt current income, a stable share-price, and daily
 Fund                               liquidity.
 Strong Municipal Advantage Fund    Federally tax-exempt current income with a very low degree of share-
                                    price fluctuation.
 Strong Advantage Fund              Current income with a very low degree of share-price fluctuation.
 Strong Short-Term Municipal Bond   Total return by investing for a high level of federally tax-exempt
 Fund                               current income with a low degree of share-price fluctuation.
 Strong Short-Term Bond Fund        Total return by investing for a high level of current income with a low degree of share-price fluctuation.
 Strong Short-Term Global Bond      Total return by investing for a high level of income with a low degree
 Fund                               of share-price fluctuation.
 Strong Government Securities       Total return by investing for a high level of current income with a
 Fund                               moderate degree of share-price fluctuation.
 Strong Municipal Bond Fund         Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
 Strong Corporate Bond Fund         Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

 Strong High-Yield Municipal Bond   Total return by investing for a high level of federally tax-exempt
 Fund                               current income.
 Strong High-Yield Bond Fund        Total return by investing for a high level of current income and capital growth.
 Strong International Bond Fund     High total return by investing for both income and capital appreciation.
 Strong Asset Allocation Fund       High total return consistent with reasonable risk over the long term.
 Strong Equity Income Fund          Total return by investing for both income and capital growth.
 Strong American Utilities Fund     Total return by investing for both income and capital growth.
 Strong Total Return Fund           High total return by investing for capital growth and income.
 Strong Growth and Income Fund      High total return by investing for capital growth and income.
 Strong Schafer Value Fund          Long-term capital appreciation principally through investment in common stocks and other equity securities.  Current income is a secondary objective.
 Strong Value Fund                  Capital growth.
 Strong Opportunity Fund            Capital growth.
 Strong Growth Fund                 Capital growth.

 Strong Common Stock Fund*          Capital growth.
 Strong Mid Cap Fund                Capital growth.
 Strong Small Cap Fund              Capital growth.
 Strong Discovery Fund              Capital growth.
 Strong International Stock Fund    Capital growth.
 Strong Asia Pacific Fund           Capital growth.



* The Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

         The Advisor also serves as Advisor or Subadvisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

         Each Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

         Financial goals vary from person to person. You may choose one or more of the Strong Funds to help you reach your financial goals. To help you better understand the Strong Conservative Equity Funds and determine which Fund or combination of Funds best meets your personal investment objectives, they are described in the same Prospectus.

(10)     TYING TIME FRAMES TO YOUR GOALS

         There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.


                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS



        UNDER 1 YEAR                 1 TO 2 YEARS                 4 TO 7 YEARS             5 OR MORE YEARS
        ------------                 ------------                 ------------             ---------------
 Money Market Fund           Advantage Fund                Government Securities        Total Return Fund
 Heritage Money Fund         Municipal Advantage Fund      Fund                         Opportunity Fund
 Municipal Money Market                                    Municipal Bond Fund          Growth Fund
 Fund                                2 TO 4 YEARS          Corporate Bond Fund          Common Stock Fund*
                                     ------------
                             Short-Term Bond Fund          International Bond Fund      Discovery Fund
                             Short-Term Municipal Bond     High-Yield Municipal Bond    International Stock
                             Fund                          Fund                         Fund
                             Short-Term Global Bond        Asset Allocation Fund        Asia Pacific Fund
                             Fund                          American Utilities Fund      Value Fund
                                                           High-Yield Bond Fund         Small Cap Fund
                                                           Equity Income Fund           Growth and Income Fund
                                                                                        Mid Cap Fund
                                                                                        Schafer Value Fund




* This Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.


ADDITIONAL FUND INFORMATION

(1)      PORTFOLIO CHARACTERISTICS

         In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(2)      MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE

         Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:


                                                                2
      Standard deviation = the square root of  (Sigma) (x  - x )
                                                         i    m
                                               ------------------
                                                n-1
where    (Sigma) = "the sum of",
              x  = each individual return during the time period,
               i
              x  = the average return over the time period, and
               m
              n  = the number of individual returns during the time period.


         Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

         Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

         The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

         The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

         Discussions of economic, social, and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may impact the Funds include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

         These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

         Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

         The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.

3.       Women-owned businesses.

4.       Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

         The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

         The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

         Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs.

Service:

         The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements and plan summaries.

         The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL ADVISORS GROUP

         The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.

                              PORTFOLIO MANAGEMENT

         Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

ASSET ALLOCATION FUND

         The Advisor believes that active management is the best way to achieve the Asset Allocation Fund's objective. This policy is based on the fundamental belief that economic and financial conditions create favorable and unfavorable investment periods (or seasons) and that these different seasons require different investment approaches. During favorable investment periods, the Fund seeks to generate real (inflation plus) growth, and its portfolio may be more heavily weighted in equities. During uncertain periods, income and capital preservation may be emphasized, and the Fund's portfolio may be more heavily weighted in bonds or cash. Through their understanding and willingness to change with investment cycles or periods, the co-managers of the Fund seek to achieve the Fund's objectives throughout the seasons of investment.

         The Fund's co-managers intend to employ an investment strategy which will permit it to participate in a rising market in equities with less risk and volatility and more income than a fund which concentrates its investments in stocks. On the other hand, since the Fund's portfolio will generally have significant holdings in equities, it will be subject to greater volatility and produce less income than a fund which concentrates its investments solely in bonds or money market instruments.

         In allocating the Fund's assets among equities, bonds, and cash, the team's lead portfolio manager will employ top-down fundamental analysis in evaluating the attractiveness of the three asset components on the basis of economic trends such as inflation, growth of corporate profits and Federal Reserve Board policies in conjunction with measures of market valuation such as price-earnings ratios, dividend yields and real interest rates. The relative weights of the Fund's three asset components are adjusted gradually, perhaps as often as several times a year, rather than making dramatic reallocations in anticipation of a major shift in the attractiveness of one asset category over another. Therefore, the Fund should be viewed as a long-term investment suitable for investors with an investment horizon of at least four to seven years. In light of the nature of the Fund and its long-term investment horizon, it may be most appropriate for persons attempting to achieve long-term goals such as accumulating funds for retirement, college tuition or a better life for one's family.

AMERICAN UTILITIES FUND

         In selecting securities for the American Utilities Fund, the Subadvisor looks for certain investment attributes including strong financial quality, seasoned management, a favorable regulatory environment, and attractive stock valuations. The Subadvisor also seeks positive changes that are not yet fully recognized by the marketplace. The Subadvisor continually monitors the utilities industry for what it believes are attractive stocks or sectors. When market conditions warrant, the Subadvisor may advocate opportunistic purchases or focus on a particular sector of the utilities industry. The Subadvisor believes that individual stock selection is the key to successfully managing a sector fund. The team approach utilized by the Subadvisor allows the analysis of companies and situations from many points of view.

TOTAL RETURN FUND

         Conventional wisdom often divides fund managers into two schools -- growth and value. Growth-style managers look for companies that exhibit faster-than-average gains in earnings and profits. Value-style managers generally concentrate more on the price side of the equation, looking for companies that are undervalued and selling at a discount to what they believe is their intrinsic value.

         The style of the portfolio managers for the Total Return Fund, Mr. Ronald C. Ognar and Mr. Ian J. Rogers, leans more toward growth, although they keep an eye on valuations. The Advisor invests chiefly in the stocks of large - to medium - sized growth companies and dividend paying stocks. The Fund's charter also enables it to invest in small companies. In selecting its equity investments, the Advisor looks for growth of both sales and earnings. The Advisor believes that, in general, good growth companies exhibit accelerating sales and earnings, high return on equity, and, typically, low debt. They offer products or services that should show strong future growth, and their market share is expanding. In short, they offer some unique, sustainable competitive advantage, such as low cost production or innovative products and services. The key, however, is the management. Members of the portfolio management team meet face-to-face with the management of many companies, which helps them get to know and trust a company and the people in charge of it.

         From time to time, the Advisor focuses on some companies that are undergoing positive change. Oftentimes, a new product, a new technology, or a change in management can positively affect a company's earnings growth prospects. Themes also play a part in the investment strategy. Some examples would be the aging population, telecommunications, and the rapid development of foreign economies where U.S. companies have strong revenue growth. The Advisor seeks to manage risk by adhering to price disciplines, diversifying holdings across sectors, and, when appropriate, building cash reserves.

         As was true with respect to its management of the Asset Allocation Fund, the Advisor believes that active management is the best way to achieve the Total Return Fund's objectives. This policy is based on a fundamental belief that economic and financial conditions create favorable and unfavorable investment periods (or seasons) and that these different seasons require different investment approaches. Through its understanding and willingness to change with these investment cycles, the Advisor seeks to achieve the Fund's objectives throughout the seasons of investment.

EQUITY INCOME AND GROWTH AND INCOME FUNDS

         The Advisor utilizes a research-driven, growth-oriented approach that focuses on companies with stable and predictable revenue and earnings growth, as well as those with a steady or growing dividend stream. These are typically medium- to large-sized companies with dominant, market-leading positions in their respective industries. The Growth and Income Fund may also invest a portion of its assets in smaller company or value stocks for added growth potential.

         The Advisor's investment process involves both bottom-up analysis and the consideration of macroeconomic factors that may influence company-specific performance. Fundamental research is augmented by meetings with company management. The Advisor diversifies its holdings among sectors and industries with positive dynamics that are likely to serve as a solid base for future growth in revenues and earnings.

         The Advisor intends to emphasize investments in companies that display superior financial performance as defined by: above-average revenue and earnings growth, moderate levels of financial leverage, above-average return on equity, positive cash flow, and a management team that is focused on enhancing shareholder value. Investments are typically not based on short-term speculative events; instead, they are based on long-term industry characteristics and company-specific dynamics.

         The Advisor also evaluates a company's price in comparison to its own historical levels, to its industry peer group, and to the overall market. Stocks are sold when, in the Advisor's opinion, they approach full valuation based upon historical, absolute, or relative levels, or when the prospects for growth decline or company fundamentals deteriorate.

                            INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                 LEGAL COUNSEL

         Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as outside legal counsel for the Funds.

                              FINANCIAL STATEMENTS


         The Annual Report for the American Utilities, Asset Allocation, Equity Income, Growth and Income and Total Return Funds that is attached hereto contains the following audited financial information for the Funds:


                 (a)      Schedules of Investments in Securities.
                 (b)      Statements of Operations.
                 (c)      Statements of Assets and Liabilities.
                 (d)      Statements of Changes in Net Assets.
                 (e)      Notes to Financial Statements.
                 (f)      Financial Highlights.

                 (g)      Reports of Independent Accountants.

                                    APPENDIX


                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

         A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

                 1. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

                 2.  Nature of and provisions of the obligation.

                 3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
         AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


         A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


         BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
         Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

         B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

         CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

         CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

         C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICE, INC. BOND RATings


         Fitch investment grade bond and preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner.


         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.


         Bonds and preferred stock carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.


         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


          AAA Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.



           AA Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds and preferred stock rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.



            A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.



          BBB Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment.
                 The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.



         Fitch speculative grade bond or preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest or dividends in accordance with the terms of obligation for issues not in default. For defaulted bonds or preferred stock, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.



         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.



         Bonds or preferred stock that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.




           BB Bonds or preferred stock are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.



            B Bonds or preferred stock are considered highly speculative. While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.



          CCC Bonds or preferred stock have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.



           CC Bonds or preferred stock are minimally protected. Default in payment of interest and/or principal seems probable over time.



            C Bonds are in imminent default in payment of interest or principal or suspension of preferred stock dividends is imminent.



         DDD, DD,
         and D Bonds are in default on interest and/or principal payments or preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these securities, and 'D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

         These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.


         Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints. From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch Status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch Status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the uncertain designation means a rating may be raised or lowered.

         The Credit Rating Committee formally reviews all ratings once per
quarter (more frequently, if necessary).   Ratings of 'BBB-' and higher fall
within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.


RATING SCALE              DEFINITION
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

AAA                       Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

AA+                       High credit quality.  Protection factors are strong.  Risk is modest, but may
AA                        vary slightly from time to time because of economic conditions.
AA-
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

A+                        Protection factors are average but adequate.  However, risk factors are more
A                         variable and greater in periods of economic stress.
A-
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

BBB+                      Below-average protection factors but still considered sufficient for prudent
BBB                       investment.  Considerable variability in risk during economic cycles.
BBB-
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

BB+                       Below investment grade but deemed likely to meet obligations when due.
BB                        Present or prospective financial protection factors fluctuate according to
BB-                       industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

B+                        Below investment grade and possessing risk that obligations will not be met
B                         when due.  Financial protection factors will fluctuate widely according to
B-                        economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

CCC                       Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
                          Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

DD                        Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP                        Preferred stock with dividend arrearages.
--------------------------------------------------------------------------------------------

                          IBCA LONG-TERM DEBT RATINGS



         AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.



         AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.



         A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



         BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



         BB - Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.



         B - Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.



         CCC - Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.



         CC - Obligations which are highly speculative or which have a high risk of default.



         C - Obligations which are currently in default.



         NOTES: "+" or "-" may be appended to a rating below AAA to denote relative status within major rating categories. Ratings of BB and below are assigned where it is considered that speculative characteristics are present.



                    THOMSON BANKWATCH LONG-TERM DEBT RATINGS



         Long-Term Debt Ratings assigned by Thomson BankWatch also weigh heavily government ownership and support. The quality of both the company's management and franchise are of even greater importance in the Long-Term Debt Rating decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what we believe are short-term performance aberrations.



         Long-Term Debt Ratings can be restricted to local currency debt - ratings will be identified by the designation LC. In addition, Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:



Investment Grade



         AAA (LC-AAA) - Indicates that the ability to repay principal and interest on a timely basis is extremely high.



         AA (LC-AA) - Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.



         A (LC-A) - Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BBB (LC-BBB) - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



Non-Investment Grade - may be speculative in the likelihood of timely repayment of principal and interest



         BB (LC-BB) - While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.



         B (LC-B) - Issues rated B show higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.



         CCC (LC-CCC) - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.



         CC (LC-CC) - CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.



         D (LC-D) - Default.


                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

           - Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.


           - Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.


         Note rating symbols and definitions are as follows:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries,
(ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.


         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.




                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D       Default.  Issues assigned this rating are in actual or
imminent payment default.

         LOC     The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

         Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

         Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


         The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.



         From time to time, Duff & Phelps places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable.



         The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.



         Rating Scale:     Definition

                           High Grade

         D-1+ Highest certainty of timely payment. Short-Term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                          Good Grade

         D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
                          Risk factors are small.

                          Satisfactory Grade

         D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                          Non-Investment Grade

         D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                          Default

         D-5 Issuer failed to meet scheduled principal and/or interest payments.


                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS


         The TBW Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                            IBCA SHORT-TERM RATINGS

         IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.

         A1 Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


         A2      Obligations supported by a good capacity for timely repayment.

         A3 Obligations supported by a satisfactory capacity for timely repayment.

         B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

         C Obligations for which there is a high risk of default or which are currently in default.

                                 ANNUAL REPORT


                         STRONG AMERICAN UTILITIES FUND
                           STRONG EQUITY INCOME FUND
                         STRONG GROWTH AND INCOME FUND

     Incorporated by Reference to the Funds' Annual Report filed on Form N-30D (File No. 33-61358), which was filed with the Securities and Exchange Commission on or about December 27, 1996 (Edgar Reference No.
0000901539-96-000008).

                     STRONG CONSERVATIVE EQUITY FUNDS, INC.

                                     PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a) Financial Statements - American Utilities, Equity Income, and Growth and Income Funds (all included or incorporated by reference in Parts A & B) (Audited)


              Schedules of Investments in Securities
              Statements of Operations
              Statements of Assets and Liabilities
              Statements of Changes in Net Assets
              Notes to Financial Statements
              Financial Highlights
              Report of Independent Accountants

          (b) Exhibits
              (1)      Articles of Incorporation dated July 31, 1996(5)
              (2)      Bylaws dated October 20, 1995(2)
              (3)      Inapplicable
              (4)      Specimen Stock Certificate(2)
              (5)      Investment Advisory Agreement(2)
              (5.1)    Subadvisory Agreement (American Utilities) (3)
              (6)      Distribution Agreement(2)
              (7)      Inapplicable
              (8.1)    Custody Agreement(4)
              (8.2)    Global Custody Agreement(4)
              (8.2.1)  Amendment to Global Custody Agreement dated
                       August 26, 1996
              (9)      Shareholder Servicing Agent Agreement(2)
              (10)     Inapplicable
              (11)     Consent of Auditor
              (12)     Inapplicable
              (13)     Inapplicable
              (14.1.1) Prototype Defined Contribution Retirement Plan - No. 2(3)
              (14.2)   Individual Retirement Custodial Account(3)
              (14.3)   Section 403(b)(7) Retirement Plan(3)
              (14.4)   Simplified Employee Pension Plan(4)
              (15)     Inapplicable
              (16)     Computation of Performance Figures
              (17)     Financial Data Schedule
              (19)     Power of  Attorney dated December 27, 1996(5)
              (20)     Letter of Representation
              (21.1)   Code of Ethics for Access Persons dated
                       October 18, 1996(5)
              (21.2)   Code of Ethics for Non-Access Persons dated
                       October 18, 1996(5)

---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Registrant filed on or about April 24, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of Registrant filed on or about December 13, 1995.

(3) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Registrant filed on or about February 26, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant filed on or about June 26, 1996.

(5) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant filed on or about December 30, 1996.

Item 25.  Persons Controlled by or under Common Control with Registrant

          Registrant neither controls any person nor is under common control with any other person.

Item 26.  Number of Holders of Securities


                                              Number of Record Holders
                    Title of Class            as of January 31, 1997
         -----------------------------------  ------------------------

             Common Stock, $.00001 par value

         Strong American Utilities Fund                8,682
         Strong Equity Income Fund                     2,934
         Strong Growth and Income Fund                 5,232



Item 27.  Indemnification

          Officers and directors are insured under a joint errors and omissions insurance policy underwritten by American International Group, First State Insurance Company, Chubb Group, and Gulf Insurance Companies in the aggregate amount of $40,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law, Article VII of Registrant's Bylaws provides as follows:

     ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

               SECTION 7.01 Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through
          180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

               SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

               SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

               SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 28.  Business and Other Connections of Investment Advisor

     The information contained under "About the Funds - Management" in the Prospectus and under "Directors and Officers of the Funds" and "Investment Advisor, Subadvisor, and Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 29.  Principal Underwriters

     (a) Strong Funds Distributors, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Institutional Funds, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Schafer Value Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Special Fund II, Inc.; Strong Total Return Fund, Inc.; and Strong Variable Insurance Funds, Inc.

     (b) The information contained under "About the Funds - Management" in the Prospectus and under "Directors and Officers of the Funds" and "Investment Advisor, Subadvisor, and Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

     (c)  None

Item 30.  Location of Accounts and Records

          All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Thomas P. Lemke, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 31.  Management Services

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  Undertakings

          (a)  Inapplicable.

          (b)  Inapplicable.

          (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of the latest annual report to shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 10 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 26th day of February, 1997.

                             STRONG CONSERVATIVE EQUITY FUNDS, INC.
                             (Registrant)


                                     By:  /s/ John Dragisic
                                        ---------------------------
                                        John Dragisic, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


        NAME                           TITLE                            DATE
        ----                           -----                            -----
                            President (Principal Executive
                            Officer and acting Principal
                            Financial and Accounting Officer) and
/s/ John Dragisic           a Director                                February 26, 1997
-----------------------
John Dragisic

/s/ Richard S. Strong       Chairman of the Board and a Director      February 26, 1997
-----------------------
Richard S. Strong
                            Director                                  February 26, 1997
-----------------------
Marvin E. Nevins*
                            Director                                  February 26, 1997
-----------------------
Willie D. Davis*
                            Director                                  February 26, 1997
-----------------------
William F. Vogt*
                            Director                                  February 26, 1997
-----------------------
Stanley Kritzik*


* John S. Weitzer signs this document pursuant to powers of attorney filed this Post-Effective Amendment No. 9 to with the Registration Statement on Form N-1A.


                                           By: /s/ John S. Weitzer
                                               ------------------------
                                               John S. Weitzer, Vice President

                                 EXHIBIT INDEX


                                                           EDGAR
Exhibit No.             Exhibit                          Exhibit No.

(8.2.1)       Amendment to Custody Agreement          EX-99.B8.2.1

(11)          Consent of Auditor                      EX-99.B11

(16)          Computation of Performance Figures      EX-99.B16

(17)          Financial Data Schedule                 EX-27.1 American Utilities
                                                      EX-27.2 Growth and Income
                                                      EX-27.3 Equity Income

(20)          Letter of Representation                EX-99.B20